UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
Processa Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT DATED    ,    —SUBJECT TO COMPLETION

Dear Processa Stockholders:
You are cordially invited to attend a Special Meeting of Stockholders of Processa Pharmaceuticals, Inc. (“Processa,” the “Company,” “we,” “our” or “us”), which will be held on    ,    ,     at     a.m. Eastern Time (the “Special Meeting”), unless postponed or adjourned to a later date. To facilitate stockholder participation in the Special Meeting, the Special Meeting will be held through a live webcast at www.virtualshareholdermeeting.com/PCSA2027SM. You will not be able to attend the meeting in person. The record date for the Special Meeting is    ,    . Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.
On July 28, 2026, we completed the merger with Vidya Therapeutics, Inc., a Delaware corporation (“Vidya”), in accordance with the terms of the Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Venus Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub I”), Venus Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub II”), and Vidya, pursuant to which Merger Sub I merged with and into Vidya, with Vidya surviving and becoming a wholly owned subsidiary of the Company (the “First Merger”), and, immediately following the First Merger, Vidya merged with and into Merger Sub II, with Merger Sub II surviving and remaining a wholly owned subsidiary of the Company (together with the First Merger, the “Merger”).
Under the terms of the Merger Agreement, following the closing of the Merger (the “Closing”), (i) the Company issued to the stockholders of Vidya an aggregate of 142,254.972 shares (the “Merger Preferred Shares”) of Series A Non-Voting Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”) (as described below), each share of which is convertible into 1,000 shares of the Company’s common stock, par value $0.0001 per share (“common stock”) (representing 142,254,972 shares on an as-converted-to-common basis and without giving effect to any beneficial ownership limitations), subject to receipt of approval of the Conversion Proposal (as defined below) and the beneficial ownership limitations set by each holder, and (ii) all outstanding options to purchase Vidya common stock (the “Vidya Options”) were assumed by the Company and converted into options to purchase an aggregate of 1,047,524 shares of common stock.
In connection with the Merger, on July 28, 2026, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the investors named therein (the “Investors”), pursuant to which, on July 30, 2026 (the “PIPE Closing”), the Company issued and sold an aggregate of 163,774.679 shares of Series A Preferred Stock (the “PIPE Preferred Shares”) (representing 163,774,679 shares of common stock on an as-converted-to-common basis without giving effect to any beneficial ownership limitations), subject to receipt of approval of the Conversion Proposal and the beneficial ownership limitations set by each holder, at a price of $1,221.19 per share of Series A Preferred Stock for aggregate gross proceeds of approximately $200 million (such transaction, the “2026 Private Placement” and, together with the Merger and the other transactions and actions contemplated by the Merger Agreement, the “Merger Transactions”).
On July 27, 2026, the Company entered into an engagement letter (the “Tungsten Engagement Letter”) with Tungsten Partners LLC d/b/a Tungsten Advisors (“Tungsten”) and Finalis Securities, LLC (“Finalis”), pursuant to which Tungsten and Finalis provided financial advisory services to the Company in connection with the Merger. The Tungsten Engagement Letter provided for an advisory fee, a transaction success fee upon the closing of the Merger and the reimbursement of certain expenses, which were satisfied by the issuance of an aggregate of 544.551 shares of Series A Preferred Stock to service providers of Tungsten and to Finalis.
Subject to the receipt of stockholder approval of Proposals No. 1 through No. 4 (the “Required Company Stockholder Matters”), each outstanding share of Series A Preferred Stock will automatically convert into 1,000 shares of common stock, subject to certain beneficial ownership limitations established by each holder. As a result of the transactions, immediately following the PIPE Closing, equityholders of the Company immediately prior to the Merger owned approximately 1.4% of the common stock of the Company, equityholders of Vidya immediately prior to the Merger owned approximately 46% of the common stock of the Company and the Investors in the 2026 Private

Placement owned approximately 52.6% of the common stock of the Company, in each case, calculated on a fully-diluted, as-converted-to-common basis (and without giving effect to any beneficial ownership limitations) and based on the implied equity values of the Company and Vidya.
Pursuant to the Merger Agreement, we are required to use our reasonable best efforts to file an initial listing application with Nasdaq (the “Nasdaq Listing Application”) to the extent required by the Nasdaq Listing Rules and to cause such Nasdaq Listing Application to be conditionally approved prior to the date of the Special Meeting.
At the Special Meeting, we will ask our stockholders:
1.
To approve the issuance of shares of our common stock, upon conversion of our Series A Preferred Stock and exercise of the Vidya Options, which (a) will represent more than 20% of the shares of common stock outstanding pursuant to Nasdaq Listing Rule 5635(a) and (b) may, together with certain changes to management and our Board, result in the change of control of the Company pursuant to Nasdaq Listing Rule 5635(b) (the “Conversion Proposal” or “Proposal No. 1”);

2.	To approve the issuance of shares of our common stock, upon conversion of the PIPE Preferred Shares pursuant to Nasdaq Listing Rule 5635(d) (the “Minimum Price Proposal” or “Proposal No. 2”);
3.	To approve the 2027 Equity Incentive Plan (the “2027 Plan Proposal” or “Proposal No. 3”);
4.	To approve the 2027 ESPP (the “2027 ESPP Proposal” or “Proposal No. 4”); and
5.
To approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2, 3 and/or 4 or, if necessary, if the Nasdaq Initial Listing Application has not yet been approved (the “Adjournment Proposal” or “Proposal No. 5”).

As described in the accompanying proxy statement (the “Proxy Statement”), in connection with the execution of the Merger Agreement, the Company and Vidya entered into stockholder support agreements (the “Support Agreements”) with certain of the Company’s officers and directors (solely in their capacity as stockholders), representing approximately    % of shares of common stock outstanding on the record date. The Support Agreements provide that, among other things, each of the parties thereto has agreed to vote or cause to be voted all of the shares of common stock owned by such stockholder in favor of Proposals Nos. 1, 2, 3, 4 and 5 at the Special Meeting, subject to and in accordance with the terms of the Support Agreements.
After careful consideration, the Board has unanimously determined to recommend that our stockholders vote “FOR” the Conversion Proposal, “FOR” the Minimum Price Proposal, “FOR” the 2027 Plan Proposal, “FOR” the 2027 ESPP Proposal and “FOR” the Adjournment Proposal.
Shares of our common stock are currently listed on The Nasdaq Capital Market under the symbol “PCSA.” If the Required Company Stockholder Matters are approved and our Nasdaq Listing Application is approved, it is expected that we will change our name to “Vidya Therapeutics, Inc.” and our common stock will trade on The Nasdaq Capital Market under the symbol “VDYA.”
More information about the Merger and the Required Company Stockholder Matters is contained in the accompanying Proxy Statement. We urge you to read the Proxy Statement carefully and in its entirety.
Your vote is important. Whether or not you expect to attend the Special Meeting, please submit voting instructions for your shares promptly by using the directions on your proxy card, to vote by one of the following methods: (1) over the Internet before the Special Meeting at www.proxyvote.com and during the Special Meeting at www.virtualshareholdermeeting.com/PCSA2027SM, (2) by telephone by calling the toll-free number at 1-800-690-6903, or (3) by marking, dating, and signing your proxy card and returning it in the accompanying postage-paid envelope. Even if you have voted by proxy, you may still vote online if you attend the virtual Special Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote online at the Special Meeting, you must obtain a proxy issued in your name from that record holder.

We thank you for your consideration and continued support.

Yours sincerely,

George Ng
Chief Executive Officer Vero Beach, Florida

This Proxy Statement is dated    , 2026 and is first being mailed to stockholders on or about    , 2026.

PRELIMINARY PROXY STATEMENT DATED      —SUBJECT TO COMPLETION
PROCESSA PHARMACEUTICALS, INC.
601 21st Street, Suite 300
Vero Beach, Florida 32960
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On       ,
Dear Stockholder:
The Special Meeting of stockholders of Processa Pharmaceuticals, Inc. (the “Company”) will be held on       ,      ,   at        a.m. Eastern Time (the “Special Meeting”). To facilitate stockholder participation in the Special Meeting, the Special Meeting will be held through a live webcast at www.virtualshareholdermeeting.com/PCSA2027SM. You will not be able to attend the meeting in person.
The meeting will be held for the following purposes:
1.
To approve the issuance of shares of our common stock, upon conversion of our Series A Preferred Stock and exercise of the Vidya Options, which (a) will represent more than 20% of the shares of common stock outstanding pursuant to Nasdaq Listing Rule 5635(a) and (b) may, together with certain changes to management and our Board, result in the change of control of the Company pursuant to Nasdaq Listing Rule 5635(b) (the “Conversion Proposal” or “Proposal No. 1”);

2.	To approve the issuance of shares of our common stock, upon conversion of the PIPE Preferred Shares pursuant to Nasdaq Listing Rule 5635(d) (the “Minimum Price Proposal” or “Proposal No. 2”);
3.	To approve the 2027 Equity Incentive Plan (the “2027 Plan Proposal” or “Proposal No. 3”);
4.	To approve the 2027 ESPP (the “2027 ESPP Proposal” or “Proposal No. 4”); and
5.
To approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2, 3 and/or 4 or, if necessary, if the Nasdaq Initial Listing Application has not yet been approved (the “Adjournment Proposal” or “Proposal No. 5”).

These items of business are more fully described in the Proxy Statement accompanying this Notice. The Special Meeting will be held virtually through a live webcast. You will be able to attend the Special Meeting, submit questions and vote during the live webcast by visiting www.virtualshareholdermeeting.com/PCSA2027SM entering the Control Number included in your proxy card, voting instruction form, or in the instructions that you received via email. Please refer to the additional logistical details and recommendations in the accompanying Proxy Statement. You may log-in beginning at        a.m. Eastern Time, on     ,    ,     . The record date for the Special Meeting is      ,     . Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the meeting or any adjournment thereof.
By Order of the Board of Directors,
George Ng
Chief Executive Officer
Vero Beach, Florida
     , 2026
On or about       , 2026, we expect to mail to our stockholders the Proxy Statement and proxy card.
Whether or not you expect to attend the virtual Special Meeting, please submit voting instructions for your shares promptly using the directions on your proxy card, to vote by one of the following methods: (1) over the Internet before the Special Meeting at www.proxyvote.com and during the Special Meeting at www.virtualshareholdermeeting.com/PCSA2027SM, (2) by telephone by calling the toll-free number 1-800-690-6903, or (3) by marking, dating, and signing your proxy card and returning it in the accompanying postage-paid envelope. Even if you have voted by proxy, you may still vote online if you attend the virtual Special Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote online at the Special Meeting, you must obtain a proxy issued in your name from that record holder.

Page
PROXY STATEMENT	1
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	1
CAUTIONARY INFORMATION REGARDING FORWARD LOOKING STATEMENTS	7
DESCRIPTION OF THE TRANSACTIONS	8
RISK FACTORS	10
PROPOSAL NO. 1 APPROVAL OF ISSUANCE OF COMMON STOCK UPON CONVERSION OF SERIES A PREFERRED STOCK AND EXERCISE OF THE VIDYA OPTIONS, WHICH (A) WILL REPRESENT MORE THAN 20% OF THE SHARES OF COMMON STOCK OUTSTANDING PURSUANT TO NASDAQ LISTING RULE 5635(A) AND (B) MAY, TOGETHER WITH CERTAIN CHANGES TO MANAGEMENT AND OUR BOARD, RESULT IN THE CHANGE OF CONTROL OF THE COMPANY PURSUANT TO NASDAQ LISTING RULE 5635(B)	12
PROPOSAL NO. 2 APPROVAL OF ISSUANCE OF SHARES OF OUR COMMON STOCK UPON CONVERSION OF THE PIPE PREFERRED SHARES PURSUANT TO NASDAQ LISTING RULE 5635(D)	17
PROPOSAL NO. 3 APPROVAL OF THE 2027 EQUITY INCENTIVE PLAN	19
PROPOSAL NO. 4 APPROVAL OF THE 2027 ESPP	27
PROPOSAL NO. 5 APPROVAL OF ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO SOLICIT VOTES FOR PROPOSALS NOS. 1, 2 3 AND/OR 4 OR, IF NECESSARY, IF THE NASDAQ INITIAL LISTING APPLICATION HAS NOT YET BEEN APPROVED	31
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	32
EXECUTIVE COMPENSATION	34
DESCRIPTION OF CAPITAL STOCK	43
EQUITY COMPENSATION PLAN INFORMATION	47
HOUSEHOLDING OF PROXY MATERIALS	48
OTHER MATTERS	49
ANNEX A	A-1
ANNEX B	B-1
ANNEX C	C-1

i

PROCESSA PHARMACEUTICALS, INC.
601 21st Street, Suite 300
Vero Beach, Florida 32960
PROXY STATEMENT

For the Special Meeting of Stockholders

To Be Held on    ,
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why did I receive these proxy materials?
We have sent you the Proxy Statement and proxy card (the “Proxy Materials”) because the Board of Directors (the “Board” or “Board of Directors”) of Processa Pharmaceuticals, Inc. (the “Company”) is soliciting your proxy to vote at the Special Meeting of Stockholders, including at any adjournments or postponements of the meeting. The Proxy Statement summarizes the information you will need to know to cast an informed vote at the Special Meeting. You are invited to attend the Special Meeting to vote on the proposals as described in the Proxy Statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or through the internet.
We intend to mail the Proxy Materials on or about    ,    to all stockholders of record entitled to vote at the Special Meeting.
How do I attend the Special Meeting?
To facilitate stockholder participation in the Special Meeting, this year the Special Meeting will be held through a live webcast at www.virtualshareholdermeeting.com/PCSA2027SM. You will not be able to attend the Special Meeting in person. If you attend the Special Meeting online, you will be able to vote and submit questions at www.virtualshareholdermeeting.com/PCSA2026SM.
You are entitled to attend the Special Meeting if you were a stockholder as of the close of business on    ,    , the record date, or hold a valid proxy for the meeting. To be admitted to the Special Meeting, you will need to visit www.virtualshareholdermeeting.com/PCSA2027SM and enter the Control Number found next to the label “Control Number” on your proxy card, or voting instruction form. If you are a beneficial stockholder, you should contact the bank, broker or other institution where you hold your account well in advance of the meeting if you have questions about obtaining your control number/proxy to vote.
Whether or not you participate in the Special Meeting, it is important that you vote your shares.
We encourage you to access the Special Meeting before it begins. Online check-in will start approximately 15 minutes before the meeting on    ,    .
Will a list of record stockholders as of the record date be available?
A list of our record stockholders as of the close of business on    , which is the record date for the Special Meeting, will be available for inspection at our corporate office for the 10 days ending on the day before the Special Meeting. If you want to inspect the stockholder list, call our office at 772-453-2899 to speak with our Investor Relations department to schedule an appointment.
For the Special Meeting, how do we ask questions of management and the board?
As part of the Special Meeting, we will hold a live question and answer session, during which we intend, time permitting, to answer all written questions pertinent to the meeting matters that are submitted by stockholders before or during the meeting in accordance with the Special Meeting's Rules of Conduct, which will be posted on the Special Meeting website. Stockholders may submit questions prior to the day of the meeting at www.proxyvote.com after logging in with their unique control number found on the proxy card (printed in the box and marked by the arrow), next to the label for postal mail recipients or within the body of the email sending the proxy statement. Stockholders may submit questions the day of or during the Special Meeting through www.virtualshareholdermeeting.com/PCSA2027SM. Questions and answers may be grouped by topic and substantially similar questions will be grouped and answered once. We reserve the right to edit or reject questions we deem profane or otherwise inappropriate.
Who can vote at the Special Meeting?
Only stockholders of record at the close of business on    , will be entitled to vote at the Special Meeting. On this record date, there were     shares of common stock outstanding and entitled to vote. On the record date, there were 306,574.202 shares of Series A Preferred Stock issued and outstanding; however, the shares of Series A Preferred Stock are not entitled to vote on the matters being considered at the Special Meeting.
Stockholder of Record: Shares Registered in Your Name
If on    ,    , your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on    ,    , your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Proxy Materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the meeting unless you request and obtain a valid legal proxy from your broker or other agent.
What am I voting on?
There are five matters scheduled for a vote:
•
Proposal No. 1 – Approval of issuance of shares of our common stock, upon conversion of our Series A Preferred Stock and exercise of the Vidya Options, which (a) will represent more than 20% of the shares of common stock outstanding pursuant to Nasdaq Listing Rule 5635(a) and (b) may, together with certain changes to management and our Board, result in the change of control of the Company pursuant to Nasdaq Listing Rule 5635(b);

•	Proposal No. 2 – Approval of issuance of shares of our common stock, upon conversion of the PIPE Preferred Shares pursuant to Nasdaq Listing Rule 5635(d);
•	Proposal No. 3 – Approval of the 2027 Equity Incentive Plan;
•	Proposal No. 4 – Approval of the 2027 ESPP; and
•
Proposal No. 5 – Approval of the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1 2, 3 and/or 4 or, if necessary, if the Nasdaq Initial Listing Application has not yet been approved.

With respect to the Conversion Proposal, stockholders should note that a “change of control” as described under Nasdaq Listing Rule 5635(b) applies only with respect to the application of such rule and does not constitute a “change of control” for purposes of Delaware law or our organizational documents.
What if another matter is properly brought before the meeting?
The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Are stockholders being asked to vote on the Merger Agreement or the Merger described herein?
No. The Merger was completed on July 28, 2026 and we are not required to seek, nor are we seeking, stockholder approval of the Merger or the Merger Agreement. Rather, for purposes of complying with the Nasdaq Listing Rules, we are seeking stockholder approval for the issuance of shares of common stock of the Company upon conversion of the outstanding shares of Series A Preferred Stock and exercise of the Vidya Options that we issued, or assumed (as applicable), in the Merger. The Company and Vidya discussed various potential transaction structures and, due to the desire of both parties to consummate the Merger at the earliest possible time, the Board approved a transaction structure that did not require the approval of the stockholders of the Company for the consummation of the Merger.
How do I vote?
You may vote “For” or “Against” or abstain from voting on each of the five proposals presented at the Special Meeting.
The procedures for voting are:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote virtually at the Special Meeting or vote by proxy in one of three ways: online, by telephone or using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote virtually even if you have already voted by proxy.
To vote during the Special Meeting, if you are a stockholder of record as of the record date, follow the instructions provided via e-mail after registering at www.virtualshareholdermeeting.com/PCSA2027SM. You will need to enter the Control Number found on the enclosed proxy card.
To vote prior to the Special Meeting you may vote via the Internet; by telephone; or by completing and returning the enclosed proxy card or voting instruction form, as described below.
•
To vote through the internet, go to www.proxyvote.com and follow the on-screen instructions to complete an electronic proxy card or scan the QR code on the enclosed proxy card with your smartphone. You will be asked to provide the company number and control number from the Notice. Your internet vote must be received by 11:59 p.m., Eastern Time, on     to be counted.

•
To vote over the telephone, dial toll-free 1-800-690-6903 and follow the recorded instructions. You will be asked to provide the control number from the enclosed proxy card. Your vote must be received by 11:59 p.m. Eastern Time on     to be counted.

•
To vote by mail, you can vote by promptly completing and returning your signed proxy card in the envelope provided. You should mail your signed proxy card sufficiently in advance for it to be received by    .

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received the Proxy Materials from that organization rather than from us. Please follow the voting instruction form to ensure that your vote is counted. To vote live online at the Special Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these Proxy Materials, or contact your broker or bank to request a proxy form.
Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of   ,   .

What happens if I do not vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by completing your proxy card, by telephone or through the internet at the Special Meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (“NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on any of the proposals presented at the Special Meeting.
What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “FOR” the Conversion Proposal, “FOR” the Minimum Price Proposal, “FOR” the 2027 Plan Proposal, “FOR” the 2027 ESPP Proposal and “FOR” the Adjournment Proposal. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
Who is paying for this proxy solicitation?
We are soliciting this proxy on behalf of our Board of Directors and will pay all expenses associated with this solicitation. In addition to mailing these Proxy Materials, certain of our officers and other employees may, without compensation other than their regular compensation, solicit proxies through further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of our stock and to obtain proxies. In addition, we have retained MacKenzie Partners, Inc. as a proxy solicitor to solicit proxies for the Special Meeting and provide related advice and information support, for a service fee of $20,000 and the reimbursement of customary disbursements.
What does it mean if I receive more than one set of Proxy Materials?
If you receive more than one set of Proxy Materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy card in the Proxy Materials to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•	You may submit another properly completed proxy card with a later date.
•	You may grant a subsequent proxy by telephone or through the internet.
•	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 601 21st Street, Suite 300, Vero Beach, Florida 32960.
•	You may attend the Special Meeting and vote online. Simply attending the meeting will not, by itself, revoke your proxy.
Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count votes “For,” “Against,” abstentions and broker non-votes for each of the five proposals presented at the Special Meeting.
For each of the proposals presented at the Special Meeting, only “For” and “Against” votes will be counted. Abstentions and broker non-votes will have no effect and will not be counted as votes cast for purposes of determining whether any such proposal has been approved. What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”
How many votes are needed to approve each proposal?
The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1
Approval of issuance of shares of our common stock, upon conversion of our Series A Preferred Stock and exercise of the Vidya Options, which (a) will represent more than 20% of the shares of common stock outstanding pursuant to Nasdaq Listing Rule 5635(a) and (b) may, together with certain changes to management and our Board, result in the change of control of the Company pursuant to Nasdaq Listing Rule 5635(b)
		“For” votes from a majority of the votes cast for such proposal.	No effect	No effect

2	Approval of issuance of shares of our common stock, upon conversion of the PIPE Preferred Shares pursuant to Nasdaq Listing Rule 5635(d)	“For” votes from a majority of the votes cast for such proposal.	No effect	No effect

3	Approval of the 2027 Equity Incentive Plan	“For” votes from a majority of the votes cast for such proposal	No effect	No effect

4	Approval of the 2027 ESPP	“For” votes from a majority of the votes cast for such proposal	No effect	No effect

5
Approval of the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2, 3 and/or 4 or, if necessary, if the Nasdaq Initial Listing Application has not yet been approved
		“For” votes from holders of a majority of the of the votes cast by the stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon	No effect	No effect

What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum is present if stockholders holding at least one-third of the voting power of all outstanding shares of capital stock entitled to vote at the Special Meeting are present at the Special Meeting virtually or represented by proxy. On the record date, there were     shares outstanding and entitled to vote. Thus, the holders of     shares must be present virtually or represented by proxy at the Special Meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum, the chair of the Special Meeting may adjourn the meeting to another date.
How can I find out the results of the voting at the Special Meeting?
Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Special Meeting.
What proxy materials are available on the internet?
The Proxy Statement and the proxy card will be available at www.proxyvote.com.

CAUTIONARY INFORMATION REGARDING FORWARD LOOKING STATEMENTS
All statements other than statements of historical fact included in this Proxy Statement including, without limitation, statements regarding our business strategy and the plans and objectives of management for future operations, are forward-looking statements. When used in this Proxy Statement, words and phrases such as “aim,” “anticipate,” “assume,” “believe,” “can,” “continue,” “could,” “designed to,” “estimate,” “evaluate,” “expect,” “explore,” “intend,” “intended to,” “likely,” “may,” “might,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “pursue,” “seek,” “should,” “to be,” “will,” and “would,” or the negative of such terms or other similar expressions, as they relate to us or our management, identify forward-looking statements. Any statements in this Proxy Statement about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.
These forward-looking statements include statements regarding: our expectations for the Board, management team, Company name and ticker if the Required Company Stockholder Matters and Nasdaq Listing Application are approved; our ability to comply with Nasdaq’s continued listing standards or to meet Nasdaq’s initial listing standards; the Company’s ability to realize the anticipated benefits of the Merger Transactions; the potential benefits of VT-7208; the expected use of proceeds from the 2026 Private Placement; and clinical milestones for VT-7208, including the expected timing for data readouts from ongoing clinical studies.
These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to revise any forward-looking statements to reflect events or developments occurring after the date of this Proxy Statement, even if new information becomes available in the future. You should refer to the Risk Factors section of this Proxy Statement and of our Annual Report for a discussion of important factors that may cause our actual results to differ materially from those expressed or implied by our forward-looking statements.

DESCRIPTION OF THE TRANSACTIONS
Merger with Vidya
In the ordinary course of business, the Board regularly reviewed the strategy, prospects and financial condition of the Company, including opportunities and risks associated with the Company’s product candidates and strategic alternatives potentially available to the Company. Beginning in June 2025, in light of challenging conditions in the biotechnology capital markets and the Company’s declining cash balance, the Board, together with the Company’s management, Foley & Lardner LLP (“Foley”), our outside legal counsel and several financial advisors began to evaluate the strategic alternatives available to the Company, aimed at maximizing stockholder value, including a potential sale, business combination or liquidation, as well as licensing and other business development opportunities related to its lead product, PCS6422. In May 2026, we engaged Katten Muchin Rosemann LLP (“Katten”) as our Company’s transaction legal counsel, and Tungsten, the as the Company’s financial advisor, and began to evaluate additional strategic alternatives available to the Company. Over the course of the following two months, Tungsten and the Company’s management team and Board reviewed several potential reverse merger candidate transaction proposals. The Company’s management and banking partners also conducted extensive investor outreach in an effort to obtain financing, which was not able to be raised on acceptable terms. The Board considered the terms of the transaction proposals, including the relative valuation of the Company under each proposal, dilution of existing stockholders, likelihood of success, potential concurrent financing opportunities, the highly dilutive terms of the financing options that may have been available to the Company without a transaction and the likelihood of raising sufficient capital to make progress in our clinical programs.
Following Tungsten’s outreach process and the Board’s review of strategic alternatives available to the Company, including acquisition, licensing, wind-down and reverse merger alternatives, the Company focused its efforts on Vidya as a potential business combination partner. The Board determined that Vidya merited serious consideration based on the development status of Vidya’s lead program, VT-7208, next-generation, CNS-penetrant, once-daily, oral potentially best-in-class Bruton’s tyrosine kinase inhibitor (“BTKi”) designed to overcome the efficacy and safety limitations of early-generation BTKi programs, including oral capsules or tablets, including results from its Phase 1 clinical trial of VT-7208, interest in Vidya from a broad syndicate of investors for up to $200 million in upfront financing, the superior valuation of the Company under the Vidya proposal compared to other proposals received, and the accelerated timeline to closing compared to other proposals.
Beginning on May 28, 2026 and continuing through July 27, 2026, representatives of the Company’s management, Foley, Katten, Tungsten, Vidya’s management, Cooley LLP, Vidya’s legal counsel, and Leerink Partners LLC, Vidya’s financial advisor, conducted business, financial, legal, tax, intellectual property and other due diligence with respect to the Company, Vidya and the potential transaction.
On July 28, 2026, the Company completed its merger with Vidya pursuant to the Merger Agreement, pursuant to which Merger Sub I merged with and into Vidya, with Vidya surviving and becoming a wholly owned subsidiary of the Company, and, immediately following the First Merger, Vidya merged with and into Merger Sub II, pursuant to which Merger Sub II was the surviving entity. The simultaneous sign-and-close structure of the Merger, combined with the 2026 Private Placement, preserved cash that would otherwise have been spent during a more extended closing process and enabled the financing to close more quickly and with greater certainty.]
The Merger was structured as a stock-for-stock transaction pursuant to which all of Vidya’s outstanding equity interests were exchanged based on a fixed exchange ratio for aggregate consideration of 142,254.972 shares of Series A Preferred Stock, each share of which is convertible into 1,000 shares of common stock (representing 142,254,972 shares of common stock on an as-converted-to-common basis and without giving effect to any beneficial ownership limitations), subject to certain conditions described below under Proposal No. 1. In addition, all outstanding options to purchase Vidya common stock were assumed by the Company and converted into options to purchase an aggregate of 1,047,524 shares of common stock. The Series A Preferred Stock was a newly designated series of preferred stock with no voting rights. The rights of the Series A Preferred Stock are set forth in the Certificate of Designation of Series A Non-Voting Convertible Preferred Stock (the “Certificate of Designation”) that we filed with the Secretary of State of the State of Delaware. Please see “Description of Series A Preferred Stock” under Proposal No. 1 for a complete description of the Certificate of Designation and the rights of the Series A Preferred Stock. The Merger Transactions were approved by the Board, as well as the board of directors and stockholders of Vidya.
In connection with the execution of the Merger Agreement, the Company and Vidya entered into Support Agreements with all of our officers and directors (solely in their capacity as stockholders), representing approximately    % of shares of common stock outstanding on the record date. The Support Agreements provide that, among other things, each of the parties thereto has agreed to vote or cause to be voted all of the shares of Common Stock beneficially owned by such stockholder in favor of Proposals Nos. 1, 2, 3, 4 and 5 at the Special Meeting, subject to and in accordance with the terms of the Support Agreements. The Merger has already been consummated, and stockholder approval of the Merger or the Merger Agreement is not being sought at this Special Meeting.
On July 27, 2026, the Company entered into the Tungsten Engagement Letter with Tungsten and Finalis, pursuant to which Tungsten and Finalis provided financial advisory services to the Company in connection with the Merger. The Tungsten Engagement Letter provided for an advisory fee, a transaction success fee upon the closing of the Merger and the reimbursement of certain expenses, which were satisfied by the issuance of an aggregate of 544.551 shares of Series A Preferred Stock to service providers of Tungsten and to Finalis.
2026 Private Placement
Concurrently with the Merger, we entered into the Purchase Agreement with the Investors with respect to the 2026 Private Placement, pursuant to which, on July 30, 2026, the Company issued and sold an aggregate of 163,774.679 shares of Series A Preferred Stock, each share of which is convertible into 1,000 shares of common stock (representing 163,774,679 shares of common stock on an as-converted-to-common basis and without giving effect to any beneficial ownership limitations), subject to certain conditions described below under Proposal No. 1, at a price of $1,221.19 per share of Series A Preferred Stock for aggregate gross proceeds of approximately $200 million.
On July 28, 2026, we entered into a Registration Rights Agreement (the “RRA”) with the Investors. Pursuant to the RRA, we are obligated to prepare and file a resale registration statement with the SEC within 75 calendar days following the closing of the 2026 Private Placement. The RRA also contains customary terms, including an obligation to indemnify the Investors and certain affiliates from certain liabilities relating to any misstatements or omissions in the resale registration statement.
As a result of the transactions, immediately following the PIPE Closing, equityholders of the Company immediately prior to the Merger owned approximately 1.4% of the common stock, equityholders of Vidya immediately prior to the Merger owned approximately 46% of the common stock and the Investors in the 2026 Private Placement owned approximately 52.6% of the common stock, in each case, calculated on a fully-diluted, as-converted-to-common basis (and without giving effect to any beneficial ownership limitations) and based on the implied equity values of the Company and Vidya.
Under the terms of the Merger Agreement and the Purchase Agreement, we are required to call and hold a meeting of our stockholders, as promptly as practicable following the date of the Merger Agreement and pursuant to the Nasdaq Stock Market Rules, to obtain the requisite approval from our legacy stockholders for Proposals Nos. 1 through 5.
On July 29, 2026, the Company publicly announced the Merger Transactions and filed a Current Report on Form 8-K attaching the Merger Agreement and related transaction documents. In that announcement, the Company stated that the Company expected to use the proceeds of the 2026 Private Placement to support the advancement of VT-7208 through multiple clinical milestones, including data from a Phase 2 proof-of-concept study in food allergy anticipated in the second half of 2027, data from a Phase 2 proof-of-concept study in chronic spontaneous urticaria anticipated in the first half of 2028, and data from a Phase 2 proof-of-concept study in relapsing multiple sclerosis anticipated in the second half of 2028.
The foregoing summary of the terms of the Merger Agreement, the Certificate of Designation, the Purchase Agreement and the RRA are not complete and are qualified in their entirety by the provisions of the Merger Agreement, the Certificate of Designation, the form of Purchase Agreement and the form of RRA, which are filed as Exhibits 2.1, 3.1, 10.1 and 10.2, respectively, to our Current Report on Form 8-K, filed with the SEC on July 29, 2026.
Accounting Treatment
The Merger has been accounted for as an asset acquisition under U.S. GAAP, with the Company determined to be the accounting acquirer. The Company evaluated whether the acquired set constituted a business under ASC Topic 805, Business Combinations. The Company determined that substantially all (greater than 90%) of the fair value of the gross assets acquired was concentrated in VT-7208, a BTK inhibitor therapy for immune-mediated diseases. Accordingly, the acquired set did not meet the definition of a business and the Merger was accounted for as an asset acquisition. The acquired in-process research and development related to VT-7208 had no alternative future use and was therefore expensed as of the acquisition date. No goodwill was recognized as part of the Merger.
See the “Unaudited Pro Forma Condensed Combined Financial Information” included as Annex A to this Proxy Statement for additional information.

RISK FACTORS
You should carefully consider the risks described below, together with all of the other information contained in this Proxy Statement (including the unaudited pro forma financial information included elsewhere in this Proxy Statement), in deciding how to vote on matters being considered at the Special Meeting. In addition, for a discussion of risks relating to our business, financial condition, results of operations and industry generally, you should review the risk factors described under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 18, 2026 and in Exhibit 99.4 to our Current Report on Form 8-K/A, filed with the SEC on October 5, 2026, as such risk factors may be updated from time to time in our subsequent reports filed with the SEC.
Pursuant to the terms of the Merger, we are required to recommend that our stockholders approve the Required Company Stockholder Matters. We cannot guarantee that our stockholders will approve these matters, and if they fail to do so we may be required to settle all outstanding shares of our Series A Preferred Stock in cash and our operations may be materially harmed.
Under the terms of the Merger Agreement and the Purchase Agreement, as promptly as practicable following the date of the Merger Agreement and pursuant to the Nasdaq Stock Market Rules, we are required to call and hold a meeting of our stockholders to obtain the requisite approval from our legacy stockholders for, among other things, (i) the Conversion Proposal, (ii) the Minimum Price Proposal, (iii) the 2027 Plan Proposal and (iv) the 2027 ESPP Proposal. If we fail to receive sufficient proxies to constitute a quorum or to obtain the required vote on the Required Company Stockholder Matters (Proposals No. 1 through No. 4 herein) or we are otherwise required by Nasdaq Listing Rules, we would be required to adjourn or postpone the Special Meeting one or more times for up to 30 days per adjournment or postponement. If stockholder approval of the Required Company Stockholder Matters is still not obtained following such adjournment(s) or postponement(s), we will be obligated to continue soliciting stockholder approval at subsequent annual or special meetings of our stockholders, held at intervals of at least every six months, until such approvals are obtained, which would be time consuming and costly.
There can be no assurance that our legacy stockholders will approve the Required Company Stockholder Matters. Additionally, if the Conversion Proposal is not approved by the date that is nine months following the initial issuance date of the Series A Preferred Stock, the holders of the Series A Preferred Stock would be entitled to require us to settle their shares of our common stock underlying the Series A Preferred Stock for cash at a price per share equal to the fair value of our common stock at such time as described in the Certificate of Designation, provided that the Company has funds legally available for such payment. If we are forced to cash settle a significant amount of the shares of our common stock underlying the Series A Preferred Stock, it could materially affect our results of operations, business and financial condition.
Failure to obtain approval of the Nasdaq Listing Application, if required, could materially affect our results of operations, business and financial condition.
Pursuant to the Merger Agreement, we are required to use our reasonable best efforts to file the Nasdaq Listing Application to the extent required by the Nasdaq Listing Rules and to cause such Nasdaq Listing Application to be conditionally approved prior to the date of our stockholder meeting to approve the Required Company Stockholder Matters. Approval of a Nasdaq Listing Application may be required if Nasdaq determines there is a “change of control” under Nasdaq Listing Rule 5110(a). If we fail to meet the Nasdaq initial listing requirements and Nasdaq does not approve the Nasdaq Listing Application if and when required, we may be required to adjourn or postpone our stockholder meeting to approve the Required Company Stockholder Matters one or more times for up to 30 days per adjournment, continue to use our reasonable best efforts to obtain approval of the Nasdaq Listing Application and to continue soliciting stockholder approval of the Required Company Stockholder Matters at subsequent annual or special meetings of our stockholders, held at intervals of at least every six months, until such approval and the approval of the Required Company Stockholder Matters are obtained, which would be time consuming and costly. Additionally, if the Conversion Proposal is not approved by the date that is nine months following the initial issuance date of the Series A Preferred Stock, the holders of the Series A Preferred Stock would be entitled to require us to settle their shares of Series A Preferred Stock for cash at a price per share equal to the fair value of the Series A Preferred Stock at such time as described in the Certificate of Designation, provided that the Company has funds legally available for such payment. If we are forced to cash settle a significant amount of the shares of our common stock underlying the Series A Preferred Stock, it could materially affect our results of operations, business and financial condition. We cannot assure you that we will be able to meet Nasdaq’s initial listing standards if required. Furthermore, if we fail to obtain approval of the Nasdaq Listing Application to the extent required, we may be unable to execute on our plans for the Company following the Merger, which could materially affect our results of operations, business and financial condition.

The unaudited pro forma condensed combined financial statements included in this Proxy Statement are presented for illustrative purposes only and may not be an indication of our financial condition or results of operations following the completion of the Merger.
The unaudited pro forma condensed combined financial statements contained in this Proxy Statement as Annex A are presented for illustrative purposes only and may not be an indication of our financial condition or results of operations following the Merger for several reasons. The unaudited pro forma condensed combined financial statements have been derived from the historical audited financial statements of the Company and Vidya for the year ended December 31, 2025 and as of and for the six months ended June 30, 2026 and certain adjustments and assumptions have been made regarding the Company after giving effect to the Merger. The information upon which these adjustments and assumptions have been made is preliminary, and these kinds of adjustments and assumptions are difficult to make with accuracy. Moreover, the unaudited pro forma condensed combined financial statements do not reflect all costs that are expected to be incurred by us in connection with the Merger. For example, the impact of any incremental costs incurred in integrating the two companies is not reflected in the unaudited pro forma condensed combined financial statements. As a result, the actual financial condition of the combined company following the Merger may not be consistent with, or evident from, these unaudited pro forma condensed combined financial statements. The assumptions used in preparing the unaudited pro forma condensed combined financial statements may not prove to be accurate, and other factors may affect our financial condition following the Merger. For more information, please see Annex A.

PROPOSAL NO. 1

APPROVAL OF ISSUANCE OF COMMON STOCK UPON CONVERSION OF SERIES A PREFERRED STOCK AND EXERCISE OF THE VIDYA OPTIONS, WHICH (A) WILL REPRESENT MORE THAN 20% OF THE SHARES OF COMMON STOCK OUTSTANDING PURSUANT TO NASDAQ LISTING RULE 5635(A) AND (B) MAY, TOGETHER WITH CERTAIN CHANGES TO MANAGEMENT AND OUR BOARD, RESULT IN THE CHANGE OF CONTROL OF THE COMPANY PURSUANT TO NASDAQ LISTING RULE 5635(B)
Overview
As described above, we issued (i) in the Merger, an aggregate of 142,254.972 shares of Series A Preferred Stock (representing 142,254,972 shares of common stock on an as-converted-to-common basis, without giving effect to any beneficial ownership limitations), (ii) in the 2026 Private Placement, an aggregate of 163,774.679 shares of Series A Preferred Stock (representing 163,774,679 shares of common stock on an as-converted-to-common basis, without giving effect to any beneficial ownership limitations) and (iii) pursuant to the Tungsten Engagement Letter, an aggregate of 544.551 shares of Series A Preferred Stock (representing 544,551 shares of common stock on an as-converted-to-common basis, without giving effect to any beneficial ownership limitations). In addition, in the Merger, we assumed the Vidya Options, which will become exercisable for up to an aggregate of 1,047,524 shares of common stock upon approval of the Required Company Stockholder Matters.
The Series A Preferred Stock is intended to have rights that are generally equivalent to our common stock, provided that the Series A Preferred Stock does not have the right to vote on most matters (including the election of directors or any proposals herein) and the Series A Preferred Stock ranks senior to the common stock solely to the extent of a liquidation preference in amount equal to $0.0001 per share (the “Series A Non-Voting Liquidation Amount”) upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a “Liquidation”). The shares of Series A Preferred Stock will automatically convert into an aggregate of 306,574,202 shares of common stock upon the third business day following receipt of approval of the Conversion Proposal in accordance with Nasdaq listing rules up to the beneficial ownership limitations set by each holder.
Nasdaq Listing Rule 5110 may require that the Company submit, and Nasdaq approve, the Nasdaq Listing Application prior to there being a “change of control.” The approval being sought in this Proposal No. 1, along with the filing of the Nasdaq Listing Application with Nasdaq, to the extent required, is intended to satisfy this obligation of the Company. If we do not submit the Nasdaq Listing Application, or such application is not approved, the Company will be prohibited from taking any actions, that together with the conversion of the Series A Preferred Stock, would constitute a “change of control” under Nasdaq Listing Rule 5110 until such time as such Nasdaq Listing Application is approved.
With respect to the Nasdaq Listing Application and compliance with the initial listing standards of Nasdaq, Annex A of this Proxy Statement sets forth certain unaudited pro forma financial information for the Company for the year ended December 31, 2025 and as of and for the six months ended June 30, 2026, after giving effect to the entrance into the Merger Transactions.
Shares Issuable Upon Conversion and Exercise
Set forth below is a table summarizing the issued and outstanding shares of Series A Preferred Stock, Vidya Options, and the number of shares of common stock that are potentially issuable upon conversion of the Series A Preferred Stock and exercise of the Vidya Options. The sale into the public market of the underlying common stock could materially and adversely affect the market price of our common stock.

	Merger	2026 Private Placement	Tungsten Engagement Letter	Total
Series A Preferred Stock Issued and Outstanding	142,254.972	163,774.679	544.551	306,574.202
Common Stock (as converted)(1)	142,254,972	163,774,679	544,551	306,574,202
Common Stock Issuable Upon Exercise of Vidya Options	1,047,524	—	—	1,047,524
Total Common Stock Issuable(1)	143,302,496	163,774,679	544,551	307,621,726

(1)	Does not give effect to any beneficial ownership limitations.

Description of Series A Preferred Stock
The following summary of the terms of the Series A Preferred Stock is not complete and is qualified in its entirety by the provisions of the Certificate of Designation, which is filed as Exhibit 3.1 to our Current Report on Form 8-K, filed with the SEC on July 29, 2026.
Conversion. Following stockholder approval of the Conversion Proposal, effective as of 5:00 p.m. (Eastern time) on the third business day after the date on which such stockholder approval is received, each outstanding share of Series A Preferred Stock will automatically convert into 1,000 shares of common stock (the “Automatic Conversion”), subject to certain beneficial ownership limitations, including that a holder of Series A Preferred Stock is prohibited from converting shares of Series A Preferred Stock into shares of common stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than a specified percentage (initially set by the holder to a number between 4.9% and 19.99% and thereafter adjusted) of the total number of shares of common stock issued and outstanding immediately after giving effect to such conversion. If any shares of Series A Preferred Stock continue to be outstanding following such automatic conversion due to the application of beneficial ownership limitations, such shares of Series A Preferred Stock will be convertible at the option of the holder, subject to such beneficial ownership limitations. In addition, from time to time following such automatic conversion, but in no event more than once in every six-month period, the Company may elect to effect additional automatic conversions, subject to the beneficial ownership limitations set by each holder.
Voting Rights. Except as otherwise required by the Certificate of Designation or the General Corporation Law of the State of Delaware (“DGCL”), the Series A Preferred Stock does not have voting rights. However, as long as any shares of Series A Preferred Stock are outstanding, we will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series A Preferred Stock, (i) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock or alter or amend the Certificate of Designation, amend or repeal any provision of, or add any provision to, the Company’s fourth amended and restated certificate of incorporation, as amended (“Certificate of Incorporation”), or the amended and restated bylaws of the Company (“Amended and Restated Bylaws”), or file any certificate of amendment, certificate of designations, preferences, limitations and relative rights of any series of preferred stock, in each case, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series A Preferred Stock relative to the common stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (ii) issue additional shares of Series A Preferred Stock or increase or decrease (other than by conversion) the number of authorized shares of Series A Preferred Stock, (iii) prior to the Automatic Conversion, consummate either: (A) any Fundamental Transaction (as defined in the Certificate of Designation) or (B) any merger or consolidation of the Company with or into another person or any stock sale to, or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, share exchange or scheme of arrangement) with or into, another person in which the stockholders of the Company immediately before such transaction do not hold at least a majority of the voting power of the capital stock of the Company or surviving corporation or the parent entity of the Company or surviving corporation immediately after such transaction or in which the Company or the surviving corporation issues securities in such transaction that represent, or are convertible into securities representing, more than a majority of the voting power of the Company immediately before such transaction (a “Change of Control Transaction”), (iv) prior to the Automatic Conversion, authorize or issue any class or series of stock that has powers, preferences or rights that are senior to those of the Series A Preferred Stock, (v) amend, waive or modify the Merger Agreement in any manner that would be reasonably likely to prevent, impede or materially delay the stockholder approval of the Conversion Proposal or the Automatic Conversion or (vi) enter into any agreement with respect to any of the foregoing.
Cash Settlement. If, at any time after the date that is nine months after the initial issuance of the Series A Preferred Stock, the Company fails to deliver or cause to be delivered to the holder of shares of Series A Preferred Stock certificates or statements representing shares of common stock, or electronically deliver (or cause its transfer agent to electronically deliver) such shares, on or prior to Share Delivery Deadline (as defined in the Certificate of Designation), subject to certain limited exceptions, the Company shall, at the request of the holder of the shares of Series A Preferred Stock, pay an amount in cash by wire transfer of immediately available funds equal to the Fair Value (as defined below) of such undelivered shares, with such payment to be made within two business days from the date of request by such holder, whereupon the Company’s obligations to deliver such shares underlying the Notice of Conversion (as defined in the Certificate of Designation) shall be extinguished upon payment in full of the Fair Value of such undelivered shares. Except for limited circumstances set forth in the Certificate of Designation, the cash settlement provisions set forth in the Certificate of Designation shall be available irrespective of the reason for the Company’s failure to timely deliver the applicable shares of common stock including due to the lack of obtaining the approval of the Conversion Proposal. The “Fair Value” of shares shall be the average of the Closing Sale Prices (as defined in the Certificate of Designation) for the common stock on the 10 Trading Days (as defined in the Certificate of Designation) immediately prior to the conversion date applicable to the Notice of Conversion in respect of which such cash payment is being made.
Dividends. Holders of Series A Preferred Stock are entitled to receive dividends on shares of Series A Preferred Stock equal, on an as-if-converted-to-common stock basis, and in the same form as dividends actually paid on shares of our common stock.
Liquidation and Dissolution. The Series A Preferred Stock ranks senior to our common stock to the extent of the Series A Non-Voting Liquidation Amount and (ii) on parity with our common stock in all other respects, in each case as to dividends or distributions or assets upon any Liquidation. Upon any Liquidation, each holder of Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution to the holders of common stock, out of the assets of the Company, whether capital or surplus, an amount per share equal to the Series A Non-Voting Liqidation Amount, plus an amount equal to any dividends declared but unpaid to such shares. Thereafter, the remaining assets of the Company shall be distributed pari passu with all holders of common stock.
Description of Vidya Options
The following summary of the assumption and conversion of the Vidya Options is not complete and is qualified in its entirety by the provisions of the Merger Agreement, which is filed as Exhibit 2.1 to our Current Report on Form 8-K, filed with the SEC on July 29, 2026.
In accordance with the Merger Agreement, at the effective time of the First Merger (the “First Effective Time”), each Vidya Option that was outstanding and unexercised was assumed by us and converted into an option to purchase common stock with (i) the number of shares underlying such option determined by multiplying (a) the number of shares of Vidya common stock that were subject to the corresponding Vidya Option, as in effect immediately prior to the First Effective Time, by (b) the Exchange Ratio (as defined in the Merger Agreement), and rounding the resulting number down to the nearest whole number of shares of common stock, and (ii) the per share exercise price for the common stock issuable upon exercise of each Vidya Option was determined by dividing (a) the per share exercise price of Vidya common stock subject to the corresponding Vidya Option, as in effect immediately prior to the First Effective Time, by (b) the Exchange Ratio and rounding the resulting exercise price up to the nearest whole cent.
Following our assumption of the Vidya Options, the terms thereof (including, but not limited to, the expiration date, restrictions on exercisability, and vesting schedule) otherwise remained unchanged; provided, that, (i) in the case of any Vidya Option that was subject to Section 421 of the United States Internal Revenue Code of 1986, as amended (the “Code”) as of the First Effective Time by reason of its qualification under Section 422 of the Code, the per share exercise price, the number of shares of common stock subject to such Vidya Option and the terms and conditions of such Vidya Option were determined in a manner consistent with the requirements of Section 424(a) of the Code; and (ii) the exercise price, the number of shares of common stock subject to, and the terms and conditions of exercise of each Vidya Option were also determined in a manner consistent with the requirements of Section 409A of the Code; provided, further, that: (a) no Vidya Option is exercisable until the date on which the Required Company Stockholder Matters are approved; (b) the terms of the Vidya Options were further amended, as needed, to reflect such assumption by us (including that any change in control or similar definition relate to us instead of Vidya and any provision that provides for the adjustment of the Vidya Options upon the occurrence of certain corporate events of Vidya relate to similar corporate events of us instead); and (c) our Board or a committee thereof succeeded to the authority and responsibility of the Vidya board of directors or any committee thereof with respect to each Vidya Option.
Executive Officers and Directors Following the Special Meeting
If the Required Company Stockholder Matters and the Nasdaq Listing Application are approved, we plan to make certain changes to our Board and management team that would exceed 20% of the then-serving directors and management team immediately prior to the Merger. We are currently actively recruiting candidates to serve on our management team and Board and intend to supplement this proxy statement and file a Current Report on Form 8-K in connection with any such appointments or nominations. If following the approval of the Required Company Stockholder Matters and the Nasdaq Listing Application, we have not appointed any new members to our management team and/or Board, we expect that the existing management team and Board will continue to serve in their capacities until such candidates have been identified.

Reasons for Stockholder Approval
Our common stock is listed on the Nasdaq Capital Market, and, as such, we are subject to the applicable rules of the Nasdaq Stock Market LLC, including Nasdaq Listing Rule 5635(a), which requires stockholder approval in connection with the acquisition of another company if the Nasdaq-listed company will issue more than 20% of its common stock. For purposes of Nasdaq Listing Rule 5635(a), the issuance of any common stock in the Merger Transactions would be aggregated together. If all shares of Series A Preferred Stock are converted into shares of our common stock (without giving effect to any beneficial ownership limitations), the shares of common stock issued upon such conversion and the shares of common stock issuable upon exercise of the Vidya Options, would constitute approximately     % of our issued and outstanding stock as of the record date. Thus, in order to permit the issuance of common stock upon conversion of the Series A Preferred Stock and exercise of the Vidya Options, we must first obtain stockholder approval of this issuance.
In addition, pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities that will result in a “change of control” of a listing company. Nasdaq has not formally defined what constitutes a “change of control” but Nasdaq guidance provides that generally a change of control occurs when, as a result of the issuance of securities in such transaction, an investor or a group of investors would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position. In addition, Nasdaq will consider all facts and circumstances concerning a transaction, including whether there are any other relationships or agreements between a company and an investor. Additionally, under Nasdaq Listing Rule 5110(a), Nasdaq guidance suggests that a change of control could result based on changes to the voting power and/or share ownership, management and board of directors of the listed company. Although the conversion of the Series A Preferred Stock will not result in an investor beneficially owning more than 20% of our voting power due to the beneficial ownership blockers and upon the closing of the Merger Dr. Sheila Gujrathi was the only newly appointed director of the Company, any subsequent changes to the Board and management of the Company, even if occurring after the closing of the Merger Transactions and even if such changes are not a result of any contractual rights of any investor or group of investors, may be deemed a “change of control” by Nasdaq. Because we desire to make changes to our Board and management team after the Special Meeting as noted above, we are seeking stockholder approval of a “change of control” under Nasdaq Listing Rules. In addition, we plan to file the Nasdaq Listing Application in connection with such “change of control.” Stockholders should note that a “change of control” as described under Nasdaq Listing Rule 5635(b) applies only with respect to the application of such rule and does not constitute a “change of control” for purposes of Delaware law, our organizational documents or any other purpose.
Effect of Proposal No. 1
In the event that our stockholders approve this Proposal No. 1 (i) the Series A Preferred Stock will become immediately convertible into shares of common stock, subject to any beneficial ownership limitations set by the holder; and (ii) the restrictions prohibiting the Vidya Options from being exercisable will be lifted. In addition, if this Proposal No. 1 and Proposals No. 2, 3 and 4 are also approved at the Special Meeting and the Nasdaq Listing Application is approved we will be able to make changes to our management team and Board as described below under “Executive Officers and Directors Following the Special Meeting”. The issuance of our shares of common stock upon the conversion of the Series A Preferred Stock or exercise of the Vidya Options, as applicable, will not affect the rights or privileges of our existing stockholders, except that the economic and voting interests of each of our existing stockholders will be diluted. Although the number of shares of common stock that our existing stockholders own will not decrease, the shares of common stock owned by our existing stockholders will represent a substantially smaller percentage of our total outstanding shares of common stock after any such conversion or exercise.
In the event that our stockholders do not approve this Proposal No. 1 at the Special Meeting, the Series A Preferred Stock will not become convertible, and the Vidya Options will not become exercisable for common stock, as applicable, unless and until stockholders approve of such conversion and exercise and issuance of shares of common stock for the purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635. Pursuant to the Merger Agreement and the Purchase Agreement, if we fail to receive sufficient proxies to constitute a quorum or to obtain the required vote on this Proposal No. 1, we would be required to postpone or adjourn the Special Meeting one or more times for up to 30 days per postponement or adjournment. Further, in the event that our stockholders do not approve this Proposal No. 1 at the Special Meeting, we are required to use our reasonable best efforts to secure the approvals sought in this Proposal No. 1 as soon as practicable following the date of the Special Meeting. We will be required to hold an annual meeting or a special meeting at least every six months to solicit and take a vote on the approvals sought in this Proposal No. 1 until such approvals are obtained. The process of continuing to hold stockholder meetings to obtain such approvals would cause us to incur significant legal expenses and could divert our management’s attention from the operation of our business. In addition, if we are unable to obtain approval of the Conversion Proposal before the date that is nine months after the initial issuance of the Series A Preferred Stock, we may be required to make significant cash settlement payments to the holders of Series A Preferred Stock.
Interests of Certain Parties
In connection with the Merger Transactions, Sheila Gujrathi, M.D., was appointed as a member of our Board. Dr. Gujrathi also holds 70,811.877 shares of Series A Preferred Stock (representing 70,811,877 shares of common stock on an as-converted-to-common basis, without giving effect to any beneficial ownership limitations) and has an indirect pecuniary interest in 12,311.279 shares of Series A Preferred Stock held by SilverArc Private Fund I, L.P. (representing 12,311,279 shares of common stock on an as-converted-to-common basis, without giving effect to any beneficial ownership limitations) where she serves as a Co-Portfolio Manager and has a membership interest in the ultimate general partner of SilverArc Private Fund I, L.P., and, in each case, such shares of Series A Preferred Stock will become convertible into common stock in accordance with the Certificate of Designation if this Proposal No.1 is approved. Further, in connection with the execution of the Merger Agreement, the Company and Vidya entered into Support Agreements with all of our officers and directors (solely in their capacity as stockholders), representing approximately  % of shares of common stock outstanding on the record date. The Support Agreements provide that, among other things, each of the parties thereto has agreed to vote or cause to be voted all of the shares of common stock beneficially owned by such stockholder in favor of Proposals Nos. 1, 2, 3, 4 and 5 at the Special Meeting, subject to and in accordance with the terms of the Support Agreements.
THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL NO. 1.

PROPOSAL NO. 2

APPROVAL OF ISSUANCE OF SHARES OF OUR COMMON STOCK UPON CONVERSION OF THE PIPE PREFERRED SHARES PURSUANT TO NASDAQ LISTING RULE 5635(D)
Overview
As described above, in the 2026 Private Placement, we issued an aggregate of 163,774.679 shares of Series A Preferred Stock (representing 163,774,679 shares of common stock on an as-converted-to-common basis, without giving effect to any beneficial ownership limitations).
Shares Issuable Upon Conversion
Set forth below is a table summarizing the issued and outstanding shares of Series A Preferred Stock and the number of shares of common stock that are potentially issuable upon conversion of the Series A Preferred Stock. The sale into the public market of the underlying common stock could materially and adversely affect the market price of our common stock.

2026 Private Placement
Series A Preferred Stock Issued and Outstanding	163,774.679
Common Stock (as converted)(1)	163,774,679
Total Common Stock Issuable(1)	163,774,679

(1)	Does not give effect to any beneficial ownership limitations.
Description of Series A Preferred Stock
See the section titled “Proposal No. 1—Approval of issuance of shares of our common stock, upon conversion of our Series A Preferred Stock and exercise of the Vidya Options, which (a) will represent more than 20% of the shares of common stock outstanding pursuant to Nasdaq Listing Rule 5635(a) and (b) may, together with certain changes to management and our Board, result in the change of control of the Company pursuant to Nasdaq Listing Rule 5635(b)” for a description of the Series A Preferred Stock.
Reasons for Stockholder Approval
Our common stock is listed on the Nasdaq Capital Market, and, as such, we are subject to the applicable rules of the Nasdaq Stock Market LLC, including Nasdaq Listing Rule 5635(d), which requires stockholder approval prior to the sale, issuance, or potential issuance by a listed company, in a transaction other than a public offering, of shares of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of (i) the company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement, or (ii) the average of the company’s Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Minimum Price”).
As discussed above, on July 28, 2026 (the “Execution Date”), we entered into the Purchase Agreement with the Investors, pursuant to which, on July 30, 2026, we issued and sold the PIPE Preferred Shares at a price of $1,221.19 per share of Series A Preferred Stock. Accordingly, the deemed price at which each share of Series A Preferred Stock shall convert into a share of our common stock is approximately $1.22119. The closing price of our common stock on July 27, 2026, the trading date immediately preceding the signing of the Purchase Agreement, was $2.59, and the average closing price of our common stock for the five trading days immediately preceding the signing of the Purchase Agreement was $2.568. As a result, it is possible that we may issue shares of our common stock upon conversion of the shares of Series A Preferred Stock at a price below the Minimum Price in the future. In addition, if all of the PIPE Preferred Shares are converted into shares of our common stock (without giving effect to any beneficial ownership limitations), the shares of common stock issued upon such conversion would constitute approximately     % of our issued and outstanding stock as of the record date. Thus, in order to permit the issuance of common stock upon conversion of the PIPE Preferred Shares, we must first obtain stockholder approval of this issuance.

Accordingly, we are seeking stockholder approval of this Proposal No. 2 in order to permit us to issue shares of common stock upon conversion of the PIPE Preferred Shares at a price below the Minimum Price.
Effect of Proposal No. 2
In the event that our stockholders approve this Proposal No. 2, and Proposal Nos. 1, 3 and 4 are also approved, at the Special Meeting, each of the effects that are contingent upon approval of the Required Company Stockholder Matters will also occur. See the section titled “Proposal No. 1—Approval of issuance of shares of our common stock, upon conversion of our Series A Preferred Stock and exercise of the Vidya Options, which (a) will represent more than 20% of the shares of common stock outstanding pursuant to Nasdaq Listing Rule 5635(a) and (b) may, together with certain changes to management and our Board, result in the change of control of the Company pursuant to Nasdaq Listing Rule 5635(b)—Effect of Proposal No. 1” for more information. The issuance of our shares of common stock upon the conversion of the PIPE Preferred Shares will not affect the rights or privileges of our existing stockholders, except that the economic and voting interests of each of our existing stockholders will be diluted. Although the number of shares of common stock that our existing stockholders own will not decrease, the shares of common stock owned by our existing stockholders will represent a substantially smaller percentage of our total outstanding shares of common stock after any such conversion.
Pursuant to the Purchase Agreement, if we fail to receive sufficient proxies to constitute a quorum or to obtain the required vote on this Proposal No. 2, we would be required to postpone or adjourn the Special Meeting one or more times for up to 30 days per postponement or adjournment. Further, in the event that our stockholders do not approve this Proposal No. 2 at the Special Meeting, we are required to use our reasonable best efforts to secure the approvals sought in this Proposal No. 2 as soon as practicable following the date of the Special Meeting. We will be required to hold an annual meeting or a special meeting at least every six months to solicit and take a vote on the approvals sought in this Proposal No. 2 until such approvals are obtained. The process of continuing to hold stockholder meetings to obtain such approvals would cause us to incur significant legal expenses and could divert our management’s attention from the operation of our business. In addition, if we are unable to obtain approval of the Conversion Proposal before the date that is nine months after the initial issuance of the Series A Preferred Stock as a result of successively postponing or adjourning the Special Meeting for failure to receive sufficient votes to approve the Required Company Stockholder Matters, including this Proposal No. 2, we may be required to make significant cash settlement payments to the holders of Series A Preferred Stock.
Interests of Certain Parties
Although none of our directors or executive officers purchased PIPE Preferred Shares in the 2026 Private Placement, certain directors and executive officers have certain interests in this Proposal No. 2 as a result of it being one of the proposals contained in the Required Company Stockholder Matters. See the section titled “Proposal No. 1—Approval of issuance of shares of our common stock, upon conversion of our Series A Preferred Stock and exercise of the Vidya Options, which (a) will represent more than 20% of the shares of common stock outstanding pursuant to Nasdaq Listing Rule 5635(a) and (b) may, together with certain changes to management and our Board, result in the change of control of the Company pursuant to Nasdaq Listing Rule 5635(b)—Interests of Certain Parties.” for a description of such interests.
In addition, in connection with the execution of the Merger Agreement, the Company and Vidya entered into Support Agreements with all of our officers and directors (solely in their capacity as stockholders), representing approximately     % of shares of common stock outstanding on the record date. The Support Agreements provide that, among other things, each of the parties thereto has agreed to vote or cause to be voted all of the shares of common stock beneficially owned by such stockholder in favor of Proposals Nos. 1, 2, 3, 4 and 5 at the Special Meeting, subject to and in accordance with the terms of the Support Agreements.
THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL NO. 2.

PROPOSAL NO. 3

APPROVAL OF THE 2027 EQUITY INCENTIVE PLAN
Overview
The Company’s stockholders are also being asked to consider and vote upon the 2027 Plan Proposal to approve the Company’s 2026 Equity Incentive Plan (the “2027 Plan”). Our board of directors approved the 2027 Plan on September 30, 2026, subject to stockholder approval. If the Company’s stockholders approve the 2027 Plan, the 2027 Plan will immediately become effective. If the 2027 Plan is not approved by the Company’s stockholders, the 2027 Plan will not become effective. The 2027 Plan is described in more detail below.
The summary is qualified in its entirety by reference to the text of the 2027 Plan, a copy of which is attached as Annex B to this Proxy Statement. The Company’s stockholders should refer to the 2027 Plan for a more complete and detailed information about the terms and conditions of the 2027 Plan.
We Manage Our Equity Award Use Carefully
We continue to believe that equity awards are a vital part of our overall compensation program. Our compensation philosophy reflects broad-based eligibility for equity awards, and we grant equity awards to substantially all of our employees. However, we recognize that equity awards dilute existing stockholders, and, therefore, we must responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, including our “burn rate,” in a manner intended to maximize stockholders’ value by granting the appropriate number of equity awards necessary to attract, reward, and retain employees.
Burn Rate
The following table provides detailed information regarding the activity related to the Company’s equity incentive program for fiscal years 2025, 2024 and 2023 but does not include information regarding any equity incentive programs of Vidya.

	2025	2024	2023
Total number of shares of common stock subject to stock options granted	136,245	—	—
Total number of shares of common stock subject to full value awards granted	47,671	7,682	5,074
Weighted-average number of shares of common stock outstanding	2,571,914	122,397	41,463
Burn Rate(1)	7.20%	6.30%	9.70%

(1)
Burn Rate is calculated as (shares of common stock subject to stock options granted + shares of common stock subject to full value awards granted) / weighted-average shares of common stock outstanding.

Overhang
The following table provides certain information regarding the Company’s equity incentive programs but does not include information on any equity incentive programs of Vidya.

As of (Record Date)
Total number of shares of common stock subject to outstanding stock options
Weighted-average exercise price of outstanding stock options	$
Weighted-average remaining term of outstanding stock options	years
Total number of shares of common stock subject to outstanding full value awards(1)
Total number of shares of common stock available for grant under the Amended and Restated Processa Pharmaceuticals, Inc. 2011 Equity Incentive Plan
Total number of shares of common stock available for grant under the Processa Pharmaceuticals, Inc. 2019 Omnibus Incentive Plan
Total number of shares of common stock available for grant under the Amended and Restated Processa Pharmaceuticals, Inc. 2019 Omnibus Incentive Plan
Total number of shares of common stock outstanding
Per-share closing price of common stock as reported on Nasdaq	$

(1)
A “full value award” is any award other than a stock option or stock appreciation with respect to which the exercise or strike price is at least 100% of the fair market value of our common stock on the date of grant.

2027 Equity Incentive Plan
The 2027 Plan will be the successor to and continuation of the Amended and Restated Processa Pharmaceuticals, Inc. 2011 Equity Incentive Plan, the Processa Pharmaceuticals, Inc. 2019 Omnibus Incentive Plan, the Amended and Restated Processa Pharmaceuticals, Inc. 2019 Omnibus Incentive Plan and the Vidya Therapeutics, Inc. 2025 Equity Incentive Plan (each as may be amended from time to time, collectively, the “Prior Plans”). Once the 2027 Plan becomes effective, no further grants will be made under the Prior Plans.
Eligibility. Any individual who is an employee of ours or any of our affiliates, or any person who provides services to us or our affiliates, including members of our board of directors, is eligible to receive awards under the 2027 Plan at the discretion of the plan administrator. As of September 30, 2026, we had ten employees, two consultants and five non-employee directors.
Types of Awards. The 2027 Plan provides for the grant of incentive stock options (“ISOs”) to employees, including employees of any parent or subsidiary, and for the grant of nonstatutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of stock awards to employees, directors, and consultants, including employees and consultants of our affiliates.
Authorized Shares. Subject to adjustment for specified changes in our capitalization, the maximum number of shares of our common stock that will be available for issuance under the 2027 Plan will be equal to (i) 46,837,294 shares of common stock, plus up to (ii) 418,586 shares of our common stock subject to outstanding stock awards granted under the Prior Plans (including, but not limited to, outstanding stock awards assumed by the Company in connection with the Merger) that, after the date the 2027 Plan becomes effective, are not issued because a stock award expires or otherwise terminates without all of the shares covered by the award having been issued; are not issued because the stock award is settled in cash; are forfeited or repurchased because of the failure to vest; or are reacquired or withheld to satisfy a tax withholding obligation or the purchase or exercise price (the shares described in clause (ii), the “Returning Shares”). In addition, the number of shares of our common stock reserved for issuance under the 2027 Plan will automatically increase on January 1 of each calendar year, from January 1, 2028 through January 1, 2037, in an amount equal to 5% of the total number of Fully Diluted Shares (as defined in the 2027 Plan, which includes all shares of our common stock outstanding plus all shares issuable upon conversion or exercise of outstanding securities and rights, including preferred stock on an as-converted basis, equity awards, warrants (including pre-funded warrants), and any convertible indebtedness or similar instruments, whether or not then vested or currently exercisable) on December 31 of the preceding year, or a lesser number of shares determined by our board of directors. The maximum number of shares of our common stock that may be issued on the exercise of ISOs under the 2027 Plan is equal to 140,511,882 shares. As of     , 2026, the closing price of the Company’s common stock as reported on Nasdaq was $     per share.
Shares subject to stock awards granted under the 2027 Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, do not reduce the number of shares available for issuance under the 2027 Plan. Additionally, the following actions do not result in an issuance of shares under the 2027 Plan and accordingly do not reduce the number of shares available for issuance: (i) shares withheld by the Company to satisfy the exercise, strike or purchase price of a stock award; (ii) shares withheld by the Company to satisfy a tax withholding obligation in connection with a stock award; and (iii) shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares.
Plan Administration. Our board of directors, or a duly authorized committee of our board of directors, will administer the 2027 Plan. Our board of directors may delegate concurrent authority to administer the 2027 Plan to our compensation committee under the terms of our compensation committee’s charter. We sometimes refer to our board of directors, or the applicable committee with the power to administer our equity incentive plans, as the administrator. The administrator may also delegate to one or more persons or bodies the authority to (i) designate employees (other than officers) to receive specified awards, and (ii) determine the number of shares subject to such awards. Such persons or bodies may not grant a stock award to themselves and neither our board of directors nor any committee may delegate authority to any person or body (who is not a member of our board of directors or such body that is not comprised solely of members of our board of directors) the authority to determine the fair market value of our common stock for purposes of the 2027 Plan.

The administrator has the authority to determine the terms of awards, including recipients, the exercise, purchase or strike price of awards, if any, the number of shares subject to each award, the fair market value of a share of common stock, the vesting schedule applicable to the awards, together with any vesting acceleration, and the form of consideration, if any, payable upon exercise or settlement of the award and the terms of the award agreements for use under the 2027 Plan.
In addition, subject to the terms of the 2027 Plan, the administrator also has the power to modify outstanding awards under the 2027 Plan, including the authority to reprice any outstanding option or stock appreciation right, cancel and re-grant any outstanding option or stock appreciation right in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any materially adversely affected participant.
Stock Options. ISOs and NSOs are granted under applicable award agreements adopted by the administrator. The administrator determines the exercise price for stock options, within the terms and conditions of the 2027 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the 2027 Plan vest at the rate specified in the applicable award agreement as determined by the administrator.
Tax Limitations on ISOs. The aggregate fair market value, determined at the time of grant, of our common stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000, as provided under Section 422(d) of the Code. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant; and (ii) the option is not exercisable after the expiration of five years from the date of grant.
Restricted Stock Unit Awards. Restricted stock units are granted under the applicable award agreements adopted by the administrator. Restricted stock units may be granted in consideration for any form of legal consideration that may be acceptable to our board of directors and permissible under applicable law. A restricted stock unit may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the administrator, or in any other form of consideration set forth in the applicable award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited once the participant’s continuous service ends for any reason.
Restricted Stock Awards. Restricted stock awards are granted under applicable award agreements adopted by the administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past services to us, or any other form of legal consideration (including future services) that may be acceptable to our board of directors and permissible under applicable law. The administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ends for any reason, we may receive any or all of the shares of our common stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.
Stock Appreciation Rights. Stock appreciation rights are granted under applicable award agreements adopted by the administrator. The administrator determines the purchase price or strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our common stock on the date of grant. A stock appreciation right granted under the 2027 Plan vests at the rate specified in the applicable award agreement as determined by the administrator.
Performance Awards. The 2027 Plan permits the grant of performance-based stock and cash awards. The administrator may structure awards so that the shares of our stock, cash, or other property will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. The performance criteria that will be used to establish such performance goals may be based on any one of, or combination of, the following as determined by the administrator: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; relative stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; share price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales, annual recurring revenue, or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; number of users, including unique users; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the administrator.
The performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time the goals are established, we will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. The administrator retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of the goals. The performance goals may differ from participant to participant and from award to award.
Other Stock Awards. The administrator may grant other awards based in whole or in part by reference to our common stock. The administrator will set the number of shares under the stock award and all other terms and conditions of such awards.
Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid to any non-employee director with respect to any calendar year, including stock awards granted and cash fees paid by us to such non-employee director, will not exceed $750,000 in total value, or in the event such non-employee director is first appointed or elected to our board of directors during such calendar year, $1,000,000 in total value (in each case, calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes). Compensation will count towards this limit for the calendar year in which it was granted or earned, and not later when distributed, in the event it is deferred.
Changes to Capital Structure. In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (i) the class and maximum number of shares reserved for issuance under the 2027 Plan, (ii) the class and maximum number of shares by which the share reserve may increase automatically each year, (iii) the class and maximum number of shares that may be issued on the exercise of ISOs, and (iv) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.
Corporate Transactions. The following applies to stock awards under the 2027 Plan in the event of a corporate transaction, unless otherwise provided in a participant’s stock award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the administrator at the time of grant.
In the event of a corporate transaction, any stock awards outstanding under the 2027 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the stock award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full to a date prior to the effective time of the transaction (contingent upon the effectiveness of the transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the transaction). With respect to performance awards with multiple vesting levels depending on performance level, unless otherwise provided by an award agreement or by the administrator, the award will accelerate at 100% of target. If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then with respect to any such stock awards that are held by persons other than current participants, such awards will terminate if not exercised (if applicable) prior to the effective time of the transaction, except that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the transaction. The administrator is not obligated to treat all stock awards or portions of stock awards in the same manner and is not obligated to take the same actions with respect to all participants.
In the event a stock award will terminate if not exercised prior to the effective time of a transaction, the administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) the value of the property the participant would have received upon the exercise of the stock award over (ii) any exercise price payable by such holder in connection with such exercise.
Under the 2027 Plan, a corporate transaction is defined to include the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events: (i) a sale or disposition of all or substantially all of our assets; (ii) a sale or disposition of more than 50% of our outstanding securities; (iii) a merger, consolidation or similar transaction where we do not survive the transaction; and (iv) a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding before such transaction are converted or exchanged into other property by virtue of the transaction, unless otherwise provided in an award agreement or other written agreement between us and the award holder.
Change in Control. In the event of a change in control, as defined under the 2027 Plan, awards granted under the 2027 Plan will not receive automatic acceleration of vesting and exercisability, although this treatment may be provided for in an award agreement.
Under the 2027 Plan, a change in control is defined to include: (i) the acquisition by any person or company of more than 50% of the combined voting power of our then outstanding stock; (ii) a consummated merger, consolidation or similar transaction in which our stockholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity); (iii) a consummated sale, lease, exclusive license or other disposition of all or substantially all of our assets other than to an entity more than 50% of the combined voting power of which is owned by our stockholders; and (iv) an unapproved change in the majority of the board of directors.
Transferability. A participant may not transfer stock awards under the 2027 Plan other than by will, the laws of descent and distribution, or as otherwise provided under the 2027 Plan.
Clawback/Recovery. All awards granted under the 2027 Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, our board of directors may impose such other clawback, recovery or recoupment provisions in a stock award agreement as our board of directors determines necessary or appropriate.
Plan Amendment or Termination. Our board of directors has the authority to amend, suspend, or terminate the 2027 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No ISOs may be granted after the tenth anniversary of the earlier of (i) the date our board of directors adopted the 2027 Plan or (ii) the date the 2027 Plan is approved by our stockholders. No stock awards may be granted under the 2027 Plan while it is suspended or after it is terminated.

U.S. Federal Income Tax Consequences
The following is a summary of the principal U.S. federal income tax consequences to participants and the Company with respect to participation in the 2027 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired under the 2027 Plan. The 2027 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. The Company’s ability to realize the benefit of any tax deductions described below depends on the Company’s generation of taxable income as well as the requirement of reasonableness and the satisfaction of the Company’s tax reporting obligations.
Tax Consequences to the Participants
Nonstatutory Stock Options. Generally, there is no taxation upon the grant of an NSO. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by the Company or one of its affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant.
Incentive Stock Options. The 2027 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss. If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year. For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.
Restricted Stock Awards. Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is subject to restrictions constituting a substantial risk of forfeiture when it is received (for example, if the employee is required to work for a period of time in order to have the right to transfer or sell the stock), the recipient generally will not recognize income until the restrictions constituting a substantial risk of forfeiture lapse, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the IRS, within 30 days following the date of grant, to recognize ordinary income, as of the date of grant, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the restrictions constituting a substantial risk of forfeiture lapse.

Restricted Stock Unit Awards. Generally, the recipient of a restricted stock unit award will generally recognize ordinary income at the time the stock is delivered equal to the excess, if any, of (i) the fair market value of the stock received over any amount paid by the recipient in exchange for the stock or (ii) the amount of cash paid to the participant. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant.
Stock Appreciation Rights. Generally, the recipient of a stock appreciation right will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. For any shares received upon exercise of a stock appreciation right, the participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant.
Tax Consequences to the Company
Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of an award under the Plan.
Section 162(m) of the Code limits the Company’s ability to deduct compensation, for U.S. federal income tax purposes, paid during any taxable year to a “covered employee” (within the meaning of Section 162(m) of the Code) in excess of $1 million.
New Plan Benefits
The awards, if any, that will be granted to eligible persons under the 2027 Plan will be made in the discretion of our Board. Therefore, we cannot currently determine the benefits or number of shares subject to awards that may be granted under the 2027 Plan in the future nor may it determine the amounts that would have been granted in the last completed fiscal year if the 2027 Plan had been in effect.
Registration with the SEC
If the 2027 Plan is approved by our stockholders and becomes effective, the Company intends to file a registration statement on Form S-8 registering the shares reserved for issuance under the 2027 Plan as soon as reasonably practicable after approval of this Proposal No. 3.
Effect of Proposal No. 3
In the event that our stockholders approve this Proposal No. 3, and Proposal Nos. 1, 2 and 4 are also approved, at the Special Meeting, each of the effects that are contingent upon approval of the Required Company Stockholder Matters will also occur. See the section titled “Proposal No. 1—Approval of issuance of shares of our common stock, upon conversion of our Series A Preferred Stock and exercise of the Vidya Options, which (a) will represent more than 20% of the shares of common stock outstanding pursuant to Nasdaq Listing Rule 5635(a) and (b) may, together with certain changes to management and our Board, result in the change of control of the Company pursuant to Nasdaq Listing Rule 5635(b)—Effect of Proposal No. 1” for more information.
Pursuant to the Merger Agreement and Purchase Agreement, if we fail to receive sufficient proxies to constitute a quorum or to obtain the required vote on this Proposal No. 3, we would be required to postpone or adjourn the Special Meeting one or more times for up to 30 days per postponement or adjournment. Further, in the event that our stockholders do not approve this Proposal No. 3 at the Special Meeting, we are required to use our reasonable best efforts to secure the approvals sought in this Proposal No. 3 as soon as practicable following the date of the Special Meeting. We will be required to hold an annual meeting or a special meeting at least every six months to solicit and take a vote on the approvals sought in this Proposal No. 3 until such approvals are obtained. The process of continuing to hold stockholder meetings to obtain such approvals would cause us to incur significant legal expenses and could divert our management’s attention from the operation of our business. In addition, if we are unable to obtain approval of the Conversion Proposal before the date that is nine months after the initial issuance of the Series A Preferred Stock as a result of successively postponing or adjourning the Special Meeting for failure to receive sufficient votes to approve the Required Company Stockholder Matters, including this Proposal No. 3, we may be required to make significant cash settlement payments to the holders of Series A Preferred Stock.

Interests of Certain Parties
Our directors and executive officers will be eligible to receive equity awards pursuant to the 2027 Plan, if approved. See the section above titled “New Plan Benefits.”
In addition, certain directors and executive officers have certain interests in this Proposal No. 2 as a result of it being one of the proposals contained in the Required Company Stockholder Matters. See the section titled “Proposal No. 1—Approval of issuance of shares of our common stock, upon conversion of our Series A Preferred Stock and exercise of the Vidya Options, which (a) will represent more than 20% of the shares of common stock outstanding pursuant to Nasdaq Listing Rule 5635(a) and (b) may, together with certain changes to management and our Board, result in the change of control of the Company pursuant to Nasdaq Listing Rule 5635(b)—Interests of Certain Parties.” for a description of such interests.
In addition, in connection with the execution of the Merger Agreement, the Company and Vidya entered into Support Agreements with all of our officers and directors (solely in their capacity as stockholders), representing approximately     % of shares of common stock outstanding on the record date. The Support Agreements provide that, among other things, each of the parties thereto has agreed to vote or cause to be voted all of the shares of common stock beneficially owned by such stockholder in favor of Proposals Nos. 1, 2, 3, 4 and 5 at the Special Meeting, subject to and in accordance with the terms of the Support Agreements.
THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL NO. 3.

PROPOSAL NO. 4

APPROVAL OF THE 2027 ESPP
Overview
The Company’s stockholders are also being asked to consider and vote upon the 2027 ESPP Proposal to approve the Company’s 2027 Employee Stock Purchase Plan (the “2027 ESPP”). Our board of directors approved the 2027 ESPP on September 30, 2026, subject to stockholder approval. If the Company’s stockholders approve the 2027 ESPP, the 2027 ESPP will immediately become effective. If the 2027 ESPP is not approved by the Company’s stockholders, it will not become effective. The 2027 ESPP is described in more detail below.
The summary is qualified in its entirety by reference to the text of the 2027 ESPP, a copy of which is attached as Annex C to this Proxy Statement. The Company’s stockholders should refer to the 2027 ESPP for a more complete and detailed information about the terms and conditions of the 2027 ESPP.
2027 Employee Stock Purchase Plan
The purpose of the 2027 ESPP is to secure and retain the services of new employees, to retain the services of existing employees, and to provide incentives for such individuals to exert maximum efforts toward our success and that of our affiliates. Our 2027 ESPP will include two components. One component will be designed to allow eligible U.S. employees to purchase our common stock in a manner that may qualify for favorable tax treatment under Section 423 of the Code. The other component will permit the grant of purchase rights that do not qualify for such favorable tax treatment in order to allow deviations necessary to permit participation by eligible employees who are foreign nationals or employed outside of the U.S. while complying with applicable foreign laws.
Eligibility. Our employees and the employees of any of our designated affiliates, will be eligible to participate in the 2027 ESPP, provided they may have to satisfy one or more of the following service requirements before participating in the 2027 ESPP, as determined by the administrator: (1) customary employment with us or one of our affiliates for more than 20 hours per week and more than five months per calendar year or (2) continuous employment with us or one of our affiliates for a minimum period of time, not to exceed two years, prior to the first date of an offering. In addition, our board of directors may also exclude from participation in the 2027 ESPP or any offering, employees who are “highly compensated employees” (within the meaning of Section 423(b)(4)(D) of the Code) or a subset of such highly compensated employees. As of September 30, 2026, we had ten employees. An employee may not be granted rights to purchase stock under the 423 Component of the 2027 ESPP (a) if such employee immediately after the grant would own stock (including stock issuable upon exercise of all such employee’s purchase rights) possessing 5% or more of the total combined voting power or value of all classes of our common stock or (b) to the extent that such rights would accrue at a rate that exceeds $25,000 worth of our common stock for each calendar year that the rights remain outstanding. Our board of directors may approve different eligibility rules for the Non-423 Component.
Share Reserve. The 2027 ESPP authorizes the issuance of shares of our common stock under purchase rights granted to our employees or to employees of any of our designated affiliates. Subject to adjustment for specified changes in our capitalization, the maximum number of shares of our common stock that may be issued under the 2027 ESPP will not exceed 3,122,487 shares of common stock (the “Initial Share Reserve”). Additionally, the number of shares of our common stock reserved for issuance under the 2027 ESPP will automatically increase on January 1 of each calendar year, beginning on January 1, 2028 through January 1, 2037, by the lesser of (i) 1% of the total number of Fully Diluted Shares (as defined in the 2027 ESPP, which includes all shares of our common stock outstanding plus all shares issuable upon conversion or exercise of outstanding securities and rights, including preferred stock on an as-converted basis, equity awards, warrants (including pre-funded warrants), and any convertible indebtedness or similar instruments, whether or not then vested or currently exercisable) on December 31 of the preceding calendar year, and (ii) 9,367,461 shares of common stock; provided that before the date of any such increase, our board of directors may determine that such increase will be less than the amount set forth in clauses (i) and (ii). As of    , 2026, the closing price of the Company’s common stock as reported on Nasdaq was $     per share.
Administration. Our board of directors, or a duly authorized committee thereof, will administer our 2027 ESPP. Our board may delegate concurrent authority to administer the 2027 ESPP to our compensation committee under the terms of the compensation committee’s charter. The 2027 ESPP is implemented through a series of offerings under which eligible employees are granted purchase rights to purchase shares of our common stock on specified dates during such offerings. Under the 2027 ESPP, we may specify offerings with durations of not more than 27 months and may specify shorter purchase periods within each offering. Each offering will have one or more purchase dates on which shares of our common stock will be purchased for employees participating in the offering. An offering under the 2027 ESPP may be terminated under certain circumstances.
Payroll Deductions. Generally, all regular employees, including executive officers, employed by us or by any of our designated affiliates, will be eligible to participate in the 2027 ESPP and to contribute, normally through payroll deductions, up to a maximum percentage of their earnings (as defined in the 2027 ESPP) or up to a set dollar amount for the purchase of our common stock under the 2027 ESPP, in each case not exceeding the maximum amount specified by our board of directors. Unless otherwise determined by our board of directors, common stock will be purchased for the accounts of employees participating in the 2027 ESPP at a price per share that is at least the lesser of (i) 85% of the fair market value of a share of our common stock on the first date of an offering; or (ii) 85% of the fair market value of a share of our common stock on the date of purchase.
Limitations. Employees may have to satisfy one or more of the following service requirements before participating in the 2027 ESPP, as determined by our board of directors, including: (i) customary employment with us or one of our affiliates for more than 20 hours per week and more than five months per calendar year; or (ii) continuous employment with us or one of our affiliates for a minimum period of time (not to exceed two years). No employee may purchase shares under the 2027 ESPP at a rate in excess of $25,000 worth of our common stock based on the fair market value per share of our common stock at the beginning of an offering for each year such a purchase right is outstanding. Finally, no employee will be eligible for the grant of any purchase rights under the 2027 ESPP if immediately after such rights are granted, such employee has voting power over 5% or more of our outstanding capital stock measured by vote or value under Section 424(d) of the Code.
Changes to Capital Structure. In the event that there occurs a change in our capital structure through such actions as a stock split, merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or similar transaction, the board of directors will make appropriate adjustments to: (i) the number of shares reserved under the 2027 ESPP; (ii) the maximum number of shares by which the share reserve may increase automatically each year; (iii) the number of shares and purchase price of all outstanding purchase rights; and (iv) the number of shares that are subject to purchase limits under ongoing offerings.
Corporate Transactions. In the event of certain significant corporate transactions, including the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events: (i) a sale of all or substantially all of our assets; (ii) a sale or disposition of more than 50% of our outstanding securities; (iii) a merger or consolidation where we do not survive the transaction; and (iv) a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction, any then-outstanding rights to purchase our stock under the 2027 ESPP may be assumed, continued or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue, or substitute for such purchase rights, then the participants’ accumulated payroll contributions will be used to purchase shares of our common stock within ten business days before such corporate transaction, and such purchase rights will terminate immediately after such purchase.
2027 ESPP Amendment or Termination. Our board of directors has the authority to amend, suspend, or terminate our 2027 ESPP. However, except as provided in connection with capitalization adjustments, stockholder approval will be required for any amendment of the 2027 ESPP for which stockholder approval is required by applicable law. Any benefits, privileges, entitlements and obligations under any outstanding purchase rights granted before an amendment, suspension or termination of the 2027 ESPP will not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such purchase rights were granted, (ii) as necessary to facilitate compliance with any laws, listing requirements, or governmental regulations, or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment. No purchase rights may be granted under the 2027 ESPP while it is suspended or after it is terminated.
U.S. Federal Income Tax Consequences
The following is a summary of the principal U.S. federal income tax consequences to participants and the Company with respect to participation in the 2027 ESPP. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of a purchase right or the sale or other disposition of the Company’s common stock acquired under the 2027 ESPP. The 2027 ESPP is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.
Tax Consequences to Participants
423 Component of the 2027 ESPP. Rights granted under the 423 Component of the 2027 ESPP are intended to qualify for favorable U.S. federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under the provisions of Section 423 of the Code.
A participant will be taxed on amounts withheld for the purchase of shares of the Company’s common stock as if such amounts were actually received. Otherwise, no income will be taxable to a participant as a result of the granting or exercise of a purchase right until a sale or other disposition of the acquired shares. The taxation upon such sale or other disposition will depend upon the holding period of the acquired shares.
If the shares are sold or otherwise disposed of more than two years after the beginning of the offering period and more than one year after the shares are transferred to the participant, then the lesser of the following will be treated as ordinary income: (i) the excess of the fair market value of the shares at the time of such sale or other disposition over the purchase price; or (ii) the excess of the fair market value of the shares as of the beginning of the offering period over the purchase price (determined as of the beginning of the offering period). Any further gain or any loss will be taxed as a long-term capital gain or loss.
If the shares are sold or otherwise disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income at the time of such sale or other disposition. The balance of any gain will be treated as capital gain. Even if the shares are later sold or otherwise disposed of for less than their fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the shares on such purchase date. Any capital gain or loss will be short-term or long-term, depending on how long the shares have been held.
Non-423 Component. A participant will be taxed on amounts withheld for the purchase of shares of the Company’s common stock as if such amounts were actually received. Under the Non-423 Component, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the purchase right over the purchase price. If the participant is employed by the Company or one of its affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the purchase right, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant.
Tax Consequences to the Company
There are no U.S. federal income tax consequences to the Company by reason of the grant or exercise of rights under the 2027 ESPP. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant for shares sold or otherwise disposed of before the expiration of the holding periods described above (subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of tax reporting obligations). Section 162(m) of the Code limits the Company’s ability to deduct compensation, for U.S. federal income tax purposes, paid during any taxable year to a “covered employee” (within the meaning of Section 162(m) of the Code) in excess of $1 million.
New Plan Benefits
Participation in the 2027 ESPP is voluntary and each eligible employee will make his or her own decision regarding whether and to what extent to participate in the 2027 ESPP. Therefore, the Company cannot currently determine the benefits or number of shares subject to purchase rights and a new plan benefits table is thus not provided. In addition, the Company cannot determine the benefits or number of shares subject to purchase rights or that would have been received by an eligible employee in the last completed fiscal year if the 2027 ESPP had been in effect.

Registration with the SEC
If the 2027 ESPP is approved by our stockholders and becomes effective, the Company intends to file a registration statement on Form S-8 registering the shares reserved for issuance under the 2027 ESPP as soon as reasonably practicable after the approval of this Proposal No. 4.
Effect of Proposal No. 4
In the event that our stockholders approve this Proposal No. 4, and Proposal Nos. 1, 2 and 3 are also approved, at the Special Meeting, each of the effects that are contingent upon approval of the Required Company Stockholder Matters will also occur. See the section titled “Proposal No. 1—Approval of issuance of shares of our common stock, upon conversion of our Series A Preferred Stock and exercise of the Vidya Options, which (a) will represent more than 20% of the shares of common stock outstanding pursuant to Nasdaq Listing Rule 5635(a) and (b) may, together with certain changes to management and our Board, result in the change of control of the Company pursuant to Nasdaq Listing Rule 5635(b)—Effect of Proposal No. 1” for more information.
Pursuant to the Merger Agreement and Purchase Agreement, if we fail to receive sufficient proxies to constitute a quorum or to obtain the required vote on this Proposal No. 4, we would be required to postpone or adjourn the Special Meeting one or more times for up to 30 days per postponement or adjournment. Further, in the event that our stockholders do not approve this Proposal No. 4 at the Special Meeting, we are required to use our reasonable best efforts to secure the approvals sought in this Proposal No. 4 as soon as practicable following the date of the Special Meeting. We will be required to hold an annual meeting or a special meeting at least every six months to solicit and take a vote on the approvals sought in this Proposal No. 4 until such approvals are obtained. The process of continuing to hold stockholder meetings to obtain such approvals would cause us to incur significant legal expenses and could divert our management’s attention from the operation of our business. In addition, if we are unable to obtain approval of the Conversion Proposal before the date that is nine months after the initial issuance of the Series A Preferred Stock as a result of successively postponing or adjourning the Special Meeting for failure to receive sufficient votes to approve the Required Company Stockholder Matters, including this Proposal No. 4, we may be required to make significant cash settlement payments to the holders of Series A Preferred Stock.
Interests of Certain Parties
Our executive officers who meet the eligibility requirements of the 2027 ESPP will be entitled to participate in the 2027 ESPP, if approved. See the section above titled “New Plan Benefits.”
In addition, certain directors and executive officers have certain interests in this Proposal No. 3 as a result of it being one of the proposals contained in the Required Company Stockholder Matters. See the section titled “Proposal No. 1—Approval of issuance of shares of our common stock, upon conversion of our Series A Preferred Stock and exercise of the Vidya Options, which (a) will represent more than 20% of the shares of common stock outstanding pursuant to Nasdaq Listing Rule 5635(a) and (b) may, together with certain changes to management and our Board, result in the change of control of the Company pursuant to Nasdaq Listing Rule 5635(b)—Interests of Certain Parties.” for a description of such interests.
In addition, in connection with the execution of the Merger Agreement, the Company and Vidya entered into Support Agreements with all of our officers and directors (solely in their capacity as stockholders), representing approximately     % of shares of common stock outstanding on the record date. The Support Agreements provide that, among other things, each of the parties thereto has agreed to vote or cause to be voted all of the shares of common stock beneficially owned by such stockholder in favor of Proposals Nos. 1, 2, 3, 4 and 5 at the Special Meeting, subject to and in accordance with the terms of the Support Agreements.
THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL NO. 4.

PROPOSAL NO. 5

APPROVAL OF ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO SOLICIT VOTES FOR PROPOSALS NOS. 1, 2 3 AND/OR 4 OR, IF NECESSARY, IF THE NASDAQ INITIAL LISTING APPLICATION HAS NOT YET BEEN APPROVED
If at the Special Meeting the number of votes represented by shares of our common stock present or represented and voting in favor of any of Proposals Nos. 1, 2, 3 and/or 4 is insufficient to approve the applicable Proposal, or, if necessary, if the Nasdaq Initial Listing Application has not yet been approved, the chair of the Special Meeting may postpone the Special Meeting prior to its scheduled time or move to adjourn the Special Meeting in order to enable our Board to continue to solicit additional proxies in favor of any of Proposals Nos. 1, 2, 3 and/or 4 or to enable additional time to obtain the approval of the Nasdaq Listing Application.
In this Proposal No. 5, we are asking our stockholders to authorize the holder of any proxy solicited to vote in favor of adjourning, postponing or continuing the Special Meeting and any later adjournments. If our stockholders approve the adjournment, postponement or continuation proposal, we could adjourn, postpone or continue the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of any of Proposals Nos. 1, 2, 3 and/or 4, including the solicitation of proxies from stockholders that have previously voted against the Proposals, or to enable additional time to obtain the approval of the Nasdaq Listing Application. If stockholder approval for this Proposal No. 5 is not obtained, then the Special Meeting will not be adjourned.
We are required to use our reasonable best efforts to secure the approvals sought in Proposal Nos. 1, 2, 3 and 4 as soon as practicable following the date of the Special Meeting if they are not approved at the Special Meeting. We will be required to hold an annual meeting or a special meeting at least every six months to solicit and take a vote on the approvals sought in Proposal Nos. 1, 2, 3 and 4 until such approvals are obtained.
THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL NO. 5.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the beneficial ownership of our common stock as of September 30, 2026 for:
•	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock;
•	each of our named executive officers;
•	each of our directors; and
•	all of our current executive officers and directors as a group.
The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. Under these rules, beneficial ownership includes any shares of common stock over which the person has sole or shared voting power or investment power as well as any shares that the person has the right to acquire within 60 days after September 30, 2026 through the exercise of any stock option, warrant or other rights.
The percentage of shares beneficially owned is based on 2,798,214 shares of our common stock outstanding as of September 30, 2026. Shares of our common stock that a person has the right to acquire within 60 days of September 30, 2026 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Due to the conversion limitations on the Series A Preferred Stock and the exercise limitations of the Vidya Options, shares of common stock issuable upon the conversion of Series A Preferred Stock and exercise of the Vidya Options, if approved by our stockholders, have been excluded from beneficial ownership set forth below. Except as otherwise noted below, the address for each beneficial owner listed is c/o Processa Pharmaceuticals, Inc., 601 21st Street, Suite 300, Vero Beach, FL 32960.

Name of Beneficial Owner	Number of Shares	Percentage of Total (%)
Greater than 5% Stockholders
The Chiliz Group(1)	305,644	10.9%
Entities affiliated with CVI Investments, Inc.(2)	200,000	6.7%
Entities affiliated with Soleus Capital(3)	160,943	5.8%
Named Executive Officers and Directors
George Ng(4)	49,650	1.8%
Russell Skibsted(5)	35,172	1.2%
Sian Bigora(6)	15,860	*
Dr. David Young(7)	38,394	1.4%
Justin Yorke(8)	42,926	1.5%
Khoso Baluch(9)	42,611	1.5%
James Neal(10)	69,825	2.4%
Geraldine Pannu(11)	42,474	1.5%
Sheila Gujrathi	—	*
All current executive officers and directors as a group (10 persons)(12)	377,539	12.3%

*	Less than one percent.
(1)
Based on Schedule 13D/A, filed on February 23, 2026, consists of 305,644 shares of common stock held by entities subject to voting control and investment discretion by Alexandre Dreyfus (the Chief Executive Officer of Chiliz Group, formally, HX Entertainment). The principal business address of The Chiliz Group is 179 Wembley Business Centre, Level 6, Triq D’Argens, Msida MSD 1360 Malta.

(2)
Based on Schedule 13G/A, filed on May 15, 2026, consists of 200,000 shares of common stock issuable upon exercise of a warrant held by CVI Investments, Inc. (“CVI”). Heights Capital Management, Inc. (“Heights Capital”) is the investment manager to CVI and as such may exercise voting and dispositive power over the shares beneficially owned by CVI. The principal business office of CVI is P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, KY1-1104, Cayman Islands. The principal business office of Heights Capital is 101 California Street, Suite 3250 San Francisco, California 94111.

(3)
Based on Schedule 13G, filed on August 18, 2026, consists of 160,943 shares of common stock held by Soleus Capital Master Fund, L.P. (“Master Fund”). Soleus Capital, LLC (“Soleus Capital”) is the sole general partner of Master Fund, Soleus Capital Group, LLC (“SCG”) is the sole managing member of Soleus Capital, Soleus Capital Management, L.P. (“SCM”) is the investment manager for Master Fund, and

Soleus GP, LLC is the sole general partner of SCM. Guy Levy is the sole managing member of each of SCG and of Soleus GP, LLC. Each of SCG, Soleus Capital, SCM, Soleus GP, LLC and Mr. Levy disclaims beneficial ownership of the shares held by Master Fund other than for the purpose of determining their obligations under Section 13(d) of the Exchange Act. The principal business address of each of the foregoing entities and person is 100 Field Point Road, Suite 200, Greenwich, CT 06830.
(4)
Consists of (i) 17,092 shares of common stock held directly by Mr. Ng; (ii) 800 shares of common stock held by Ng Cha Family Trust, of which Mr. Ng is a trustee and has investment and disposition power over the shares of common stock; (iii) 3,488 shares of common stock and warrants to purchase 5,232 shares of common stock held by George Ng IRRA FOB George Ng, of which Mr. Ng is a beneficiary and has investment and disposition power over the shares and warrants; (iv) stock options for the purchase of 10,240 shares of common stock issuable pursuant to options held by Mr. Ng exercisable within 60 days of September 30, 2026; and (v) restricted stock units representing 12,798 shares of common stock issuable within 60 days of September 30, 2026.

(5)
Consists of (i) 16,689 shares of common stock held directly by Mr. Skibsted; (ii) stock options for the purchase of 4,320 shares of common stock issuable pursuant to options held by Mr. Skibsted exercisable within 60 days of September 30, 2026; and (iii) restricted stock units representing 14,163 shares of common stock issuable within 60 days of September 30, 2026.

(6)
Consists of (i) 10,736 shares of common stock held directly by Dr. Bigora; (ii) stock options for the purchase of 3,840 shares of common stock issuable pursuant to options held by Dr. Bigora exercisable within 60 days of September 30, 2026; and (iii) restricted stock units representing 1,284 shares of common stock issuable within 60 days of September 30, 2026.

(7)
Consists of (i) 21,729 shares of common stock held directly by Dr. Young; (ii) warrants to purchase 7,470 shares of common stock; (iii) 757 shares held by family entities; (iv) 2,259 shares held by CorLyst, LLC (“CorLyst”) (917 shares held on behalf of entities controlled by Dr. Young and 1,342 shares held on behalf of other stockholders); (v) stock options for the purchase of 4,440 shares of common stock issuable pursuant to options held by Dr. Young exercisable within 60 days of September 30, 2026; and (vi) restricted stock units for 1,739 shares of our common stock issuable within 60 days of September 30, 2026. Dr. Young is the Chief Executive Officer and Managing Member of CorLyst and shares voting and dispositive power over the shares held by CorLyst with Karen Plaisance. Dr. Young disclaims beneficial ownership of a portion of CorLyst shares.

(8)
Justin Yorke is a manager of the Richland Fund, LLC. The shares of common stock reported for Mr. Yorke include (i) 353 shares of common stock held directly by Mr. Yorke; (ii) 496 shares and warrants to purchase 744 shares of common stock held by Directed Trust Company FBO Justin Yorke IRA, of which Mr. Yorke is a beneficiary and has investment and disposition power over the shares and warrants; (iii) stock options for the purchase of 4,000 shares of common stock issuable pursuant to options held by Mr. Yorke exercisable within 60 days of September 30, 2026; (iv) restricted stock units representing 36,083 shares of common stock issuable within 60 days of September 30, 2026; and (iv) the shares held by the Richland Fund, LLC which total 1,250 shares.

(9)
Consists of (i) 2,528 shares of common stock held directly by Mr. Baluch; (ii) stock options for the purchase of 4,000 shares of common stock issuable pursuant to options held by Mr. Baluch exercisable within 60 days of September 30, 2026; and (iii) restricted stock units representing 36,083 shares of common stock issuable within 60 days of September 30, 2026.

(10)
Consists of (i) 1,021 shares of common stock held directly by Mr. Neal, (ii) stock options for the purchase of 4,000 shares of common stock issuable pursuant to options held by Mr. Neal exercisable within 60 days of September 30, 2026; and (iii) restricted stock units representing 64,804 shares of common stock issuable within 60 days of September 30, 2026.

(11)
Consists of (i) 2,391 shares of common stock held directly by Ms. Pannu, (ii) stock options for the purchase of 4,000 shares of common stock issuable pursuant to options held by Ms. Pannu exercisable within 60 days of September 30, 2026; and (iii) restricted stock units representing 36,083 shares of common stock issuable within 60 days of September 30, 2026.

(12)
Consists of (i) the shares listed in notes (4)-(5) and (7)-(11) above and (ii) (a) 29,247 shares of common stock, (b) stock options for the purchase of 4,720 shares of common stock exercisable within 60 days of September 30, 2026, (c) restricted stock units representing 19,910 shares of common stock issuable within 60 days of September 30, 2026 and (d) warrants to purchase 2,610 shares of common stock, in the aggregate beneficially owned by our other current executive officers.

EXECUTIVE COMPENSATION
All of the information contained in the sections below generally relates to our named executive officer compensation for fiscal years ended December 31, 2025 and 2024 and was included in our Definitive Proxy Statement on Schedule 14A for our 2026 annual meeting of stockholders filed with the SEC on June 18, 2026 (the “Annual Proxy Statement”). Since the date of the Annual Proxy Statement, Ms. Sian Bigora transitioned from a full-time executive officer role to a part-time employee position.
Our named executive officers (“NEOs”) for fiscal 2025 consisted of the following individuals:
•	George Ng, our Chief Executive Officer;
•	Russell Skibsted, our Chief Financial Officer; and
•	Sian Bigora, our former Chief Development and Regulatory Officer;
SUMMARY COMPENSATION TABLE
The following table sets forth all of the compensation awarded to, earned by, or paid to each of the NEOs for their services rendered for the years ended December 31, 2025 and 2024.

Name and Principal Position(s)	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
George Ng Chief Executive Officer	2025	400,000	50,000	50,688	148,685	23,930	673,303
	2024	400,000	100,000	—	—	21,033	521,033
Russell Skibsted(3) Chief Financial Officer	2025	400,000	55,000	21,384	62,726	27,650	566,760
	2024	183,333	—	49,000	—	11,892	244,226
Sian Bigora(4) Former Chief Development and Regulatory Officer	2025	367,757	40,000	19,008	55,757	12,575	495,097
	2024	290,940	—	14,484	—	22,827	328,251

(1)
Reflects the aggregate grant date fair value of RSUs and stock option awards granted calculated in accordance with FASB ASC Topic 718. Assumptions applicable to these valuations and other information can be found in Note 3 of the Notes to Consolidated Financial Statements - Stock-Based Compensation contained in the Processa Pharmaceuticals, Inc. Quarterly Report on Annual Report on Form 10-K for the year ended December 31, 2025.

(2)	Amounts reflect the dollar value of group health insurance premiums for the named executive officer.
(3)	Mr. Skibsted joined the Company on July 16, 2024.
(4)	Dr. Bigora retired from her executive officer role on April 30, 2026.
NARRATIVE TO SUMMARY COMPENSATION TABLE AND OUTSTANDING EQUITY AWARDS TABLE
Overview of Our Executive Compensation Philosophy and Design
We believe that a skilled, experienced and dedicated executive and senior management team is essential to the future performance of our Company and to building stockholder value. We have sought to establish competitive compensation programs that enable us to attract and retain executive officers with these qualities. The other objectives of our compensation programs for our executive officers are the following:
•	to motivate our executive officers to achieve strong financial performance;
•	to attract and retain executive officers who we believe have the experience, temperament, talents and convictions to contribute significantly to our future success; and
•	to align the economic interests of our executive officers with the interests of our stockholders.
Setting Executive Compensation
Our compensation committee has primary responsibility for, among other things, determining our compensation philosophy, evaluating the performance of our named executive officers, setting the compensation and other benefits of our named executive officers and administering our equity compensation plan.

It is our CEO’s responsibility to provide recommendations to the compensation committee for most compensation matters related to executive compensation. The recommendations are based on a general analysis of market standards and trends and an evaluation of the contribution of each executive officer to our performance. Our compensation committee considers, but retains the right to accept, reject or modify such recommendations and has the right to obtain independent compensation advice. Neither the CEO nor any other members of management is present during executive sessions of the compensation committee. The CEO is not present when decisions with respect to his compensation are made. Our Board of Directors appoints the members of our compensation committee and delegates to the compensation committee the direct responsibility for overseeing the design and administration of our executive compensation program.
In 2025, we hired a compensation consultant to review the compensation of our named executive officers and provide recommendations.
Elements of Executive Compensation
We believe the most effective compensation package for our named executive officers is one designed to reward achievement of individual and corporate objectives; provide for short-, medium- and long-term financial and strategic goals; and align the interest of management with those of the stockholders by providing incentives for improving stockholder value. To accomplish that objective, our named executive officers have, and it is anticipated will continue, to receive a portion of their annual compensation in equity, such as stock options and RSUs.
Base Cash Compensation - We pay our named executive officers base cash compensation to compensate them for services rendered and to provide them with a steady source of income for living expenses throughout the year. In 2025, our named executive officers received base salaries ranging between $308,000 and $400,000, depending on their position and responsibilities.
Adjustments to base salaries are expected to be determined annually and may be increased based on the executive officer’s success in meeting or exceeding individual objectives, as well as to maintain market competitiveness. Additionally, base salaries can be adjusted as warranted throughout the year to reflect promotions or other changes in the scope of breadth of an executive officer’s role or responsibilities.
Bonuses - During 2025, Mr. Ng received $50,000 and Mr. Skibsted received $55,000 in bonus compensation for their efforts related to business development and financing deals. Dr. Bigora received $40,000 in bonus compensation for her past service and ongoing commitment to the Company.
Equity Awards - We have used equity awards to align the interest of our named executive officers with those of our stockholders, as the value of the awards granted thereunder is linked to the value of our common stock, which, in turn, is indirectly attributable to the performance of our executive officers.
In 2025, we granted stock options for the purchase of 55,200 shares of our common stock to our named executive officers totaling a grant date fair value of approximately $267,000, which vest one-third on October 1, 2026, and then ratably monthly afterward until they are fully vested on October 1, 2028, subject to continued service. We also granted RSUs for 18,400 shares of our common stock to our NEOs totaling a grant date fair value of approximately $91,000, which vest one-third on October 1, 2026, and then ratably monthly afterward until they are fully vested on October 1, 2028, subject to continued service.
In 2024, we granted RSUs for 131 shares of our common stock to Dr. Bigora totaling a grant date fair value of approximately $7,000, which vest accordingly: RSUs for 97 shares of our common stock vest over a three-year period upon meeting service requirements; RSUs for 17 shares of our common stock vested upon grant for regaining Nasdaq compliance; and RSUs for 17 shares of common stock vested upon dosing the first patient in our Phase 2 study in NGC-Cap, in each instance subject to continued service. Upon joining the Company in 2024, we granted Mr. Skibsted RSUs for 1,120 shares of our common stock with a grant date fair value of $49,000, which vest accordingly: 560 vested on July 16, 2026; 280 vest upon reaching a market capitalization (i.e. total value of Processa’s outstanding shares of stock at the then current market place) of at least $30 million; and 280 vested on August 4, 2025 upon receipt of cumulative financings of at least $15 million, subject to continued service.
We measure compensation expense for RSUs in accordance with ASC 718, Compensation-Stock Compensation. Stock-based compensation is measured at fair value on grant date and recognized as compensation expense over the requisite service period. For awards with only service-based vesting conditions, we record their fair value as compensation cost using the straight-line method over the service period. For awards that contain performance vesting conditions, we do not recognize the fair value of the awards as compensation expense until achieving the performance condition is considered probable.
Retirement and Other Benefits - We maintain a defined contribution employee retirement plan for our employees, including our named executive officers. The plan is intended to qualify as a tax-qualified 401(k) plan so that contributions to the 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan (except in the case of contributions under the 401(k) plan designated as Roth contributions). Under the 401(k) plan, each employee is fully vested in his or her deferred salary contributions. Employee contributions are held and invested by the plan’s trustee as directed by participants. The 401(k) plan provides us with the discretion to match employee contributions. We currently do not match employee contributions.
Employment Agreements
George Ng Employment Agreement. On March 19, 2025, we entered into an employment agreement with Mr. Ng that continues until terminated or modified pursuant to the terms of the employment agreement.
Mr. Ng’s employment agreement entitled him to, among other benefits, the following compensation: (i) an annual base salary of $400,000, reviewed annually; (ii) RSUs previously granted under our 2019 Omnibus Incentive Plan along with additional grants made at the discretion of the Compensation Committee of the Board; and (iii) participation in welfare benefit plans, practices, policies and programs (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) made available to other executive officers of the Company. He is also eligible to participate in an executive bonus pool with a target bonus of 50% of his base compensation.
Russell Skibsted Employment Agreement. On March 19, 2025, we entered into an employment agreement with Mr. Skibsted that continues until terminated or modified pursuant to the terms of the employment agreement.
Mr. Skibsted’s employment agreement entitled him to, among other benefits, the following compensation: (i) an annual base salary of $400,000; (ii) a $50,000 base salary increase upon a cumulative (one or multiple) financing of at least $15 million that he leads and substantially participates in; (iii) RSUs previously granted under our 2019 Omnibus Incentive Plan along with additional grants made at the discretion of the Compensation Committee of the Board; and (iv) participation in welfare benefit plans, practices, policies and programs (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) made available to other executive officers of the Company. He is also eligible to participate in an executive bonus pool with a target bonus of 40% of his base compensation.
Wendy Guy Employment Agreement. On March 19, 2025, we entered into an employment agreement with Ms. Guy that continues until terminated or modified pursuant to the terms of the employment agreement.
Ms. Guy’s employment agreement entitled her to, among other benefits, the following compensation: (i) an annual base salary of $325,520; (ii) RSUs previously granted under our 2019 Omnibus Incentive Plan along with additional grants made at the discretion of the Compensation Committee of the Board; and (iii) participation in welfare benefit plans, practices, policies and programs (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) made available to other executive officers of the Company. She is also eligible to participate in an executive bonus pool with a target bonus of 30% of her base compensation.
Patrick Lin Employment Agreement. On March 19, 2025, we entered into an employment agreement with Mr. Lin that continues until terminated or modified pursuant to the terms of the employment agreement.
Mr. Lin’s employment agreement entitled him to, among other benefits, the following compensation: (i) an annual base salary of $325,520; (ii) RSUs previously granted under our 2019 Omnibus Incentive Plan along with additional grants made at the discretion of the Compensation Committee of the Board; and (iii) participation in welfare benefit plans, practices, policies and programs (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) made available to other executive officers of the Company. He is also eligible to participate in an executive bonus pool with a target bonus of 30% of his base compensation.

David Young Employment Agreement. On March 19, 2025, we entered into an employment agreement with Dr. Young that continues until terminated or modified pursuant to the terms of the employment agreement.
Dr. Young’s employment agreement entitled him to, among other benefits, the following compensation: (i) an annual base salary of $387,920; (ii) RSUs previously granted under our 2019 Omnibus Incentive Plan along with additional grants made at the discretion of the Compensation Committee of the Board; and (iii) participation in welfare benefit plans, practices, policies and programs (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) made available to other executive officers of the Company. He is also eligible to participate in an executive bonus pool with a target bonus of 40% of his base compensation.
Potential Payments Upon Termination or Change in Control
All executive employment agreements provide that either party may terminate the agreement at-will, and regardless of the manner in which such executive’s service terminates, the executive is entitled to receive amounts earned during his or her term of service, including salary and other benefits. In addition, the agreements provide that in the event of the executive’s death or Permanent Disability, termination for Good Reason, termination by Processa Without Cause, or a Termination as a Result of a Change in Control, the executive will be eligible to receive the following severance benefits: (i) an amount equal to one-year’s annual base salary and target bonus; and (ii) 12 months of continued health coverage. In addition, all unvested equity awards shall immediately vest upon a Change in Control.
The following definition is contained in the employment agreements:
•
“termination for cause” means a termination of the executive’s employment by Processa due to (i) refusal or inability of executive to perform or observe any of the material duties, responsibilities or obligations set forth in the employment agreement following the Company giving written notice that the specified conduct has occurred and the executive fails to cure the conduct within thirty (30) days after receipt of such notice; (ii) any act of the executive involving fraud, theft, misappropriation of funds, or embezzlement; (iii) the executive’s conviction of any felony or misdemeanor involving dishonesty, violence or moral turpitude, or which in the reasonable judgment of the Company, reflects materially and adversely on the reputation of the Company; (iv) failure to comply with any of the Company’s policies, including but not limited to by engaging in the illegal use of controlled substances, the knowing abuse of prescribed medications, or the misuse of alcohol; or (v) breach of fiduciary duty.

All severance benefits payable to the executive under the employment agreement are subject to the executive executing and not revoking a separation agreement reasonably satisfactory to the Company and to the executive, which includes a general release of all claims in favor of Processa.
Employee Non-Competition, Non-Solicitation, Invention and Non-Disclosure Agreements
Each of our named executive officers has entered into standard form agreements with respect to non-competition, non-solicitation, invention and non-disclosure. Under these agreements, each of our named executive officers has agreed not to compete with us during his or her employment and for a period of one year after the termination of his or her employment, not to solicit our employees, consultants, customers, business or prospective customers during his or her employment and for a period of one year after the termination of his or her employment, and to protect our confidential and proprietary information indefinitely. In addition, under these agreements, each named executive officer has agreed that we own all inventions that are developed by such named executive officer during his or her employment with us that (i) are related to our business or our customers or suppliers or any of our products or services being researched, developed, manufactured or sold by us or which may be used with such products or services; (ii) result from tasks assigned to the executive officer by us; or (iii) result from the use of our premises or personal property (whether tangible or intangible) owned, leased or contracted for by us.
Processa Pharmaceuticals, Inc. 2019 Omnibus Incentive Plan
We maintain an Omnibus Plan that currently provides us with the authority to issue up to 432,000 shares of our common stock to eligible participants. The two complementary goals of the Omnibus Plan are to attract and retain outstanding individuals to serve as our officers, directors, employees and consultants, and to increase stockholder value by providing participants incentives to increase stockholder value by offering the opportunity to acquire shares of our common stock, receive monetary payments based on the value of our common stock and receive other incentive compensation on the potentially favorable terms that the Plan provides.

Outstanding Equity Awards at Fiscal Year-End
The following table lists the outstanding equity awards held by each of our named executive officers as of December 31, 2025:

	Option Awards			Restricted Stock Units
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Number of Shares of Stock (#) Not Vested(1)	Market Value of Shares Not Vested ($)(2)
George Ng	10/1/2025(3)	—	30,720	4.96	10,240	29,491
	08/08/2023(4)	—	—	—	175	504
Russell Skibsted	10/01/2025(3)	—	12,960	4.96	4,320	12,442
	07/16/2024(5)	—	—	—	280	806
Sian Bigora	10/01/2025(3)	—	11,520	4.96	3,840	11,059
	06/28/2024(6)	—	—	—	31	89
	01/01/2023(7)	—	—	—	31	89

(1)	Not included in the above table are RSUs representing 2,713 shares of our common stock that have vested but have not met the distribution requirements as of December 31, 2025.
(2)	Market value is based on $2.88 per share, which was the closing market price of our common stock on December 31, 2025, the last trading day of the year.
(3)	Stock options and RSUs granted to Mr. Ng and each of our NEOs vest one-third on October 1, 2026, and the remaining vest monthly afterward until they are fully vested on October 1, 2028.
(4)	RSUs granted to Mr. Ng vested one-third on August 8, 2024, and the remaining vest monthly afterward until they are fully vested on August 8, 2026.
(5)	RSUs granted to Mr. Skibsted for the future issuance of 280 shares of common stock vest when the Company’s market capitalization is at least $30 million.
(6)	RSUs granted to Dr. Bigora representing 97 shares of our common stock vest one-third on January 1, 2025, and the remaining vest monthly afterward.
(7)	On January 1, 2023, stock awards in the form of RSUs were granted which vested one-third on both January 1, 2024 and 2025, with the remainder vesting on January 1, 2026.

Pay Versus Performance Table
In accordance with rules adopted by the Securities and Exchange Commission (“SEC”), we are providing the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO named executive officers (“Non-PEO NEOs”) and Company performance for the fiscal years listed below. The amounts in the table below are calculated in accordance with SEC rules and do not represent amounts actually earned or realized by our named executive officers (“NEOs”).

Year	Summary Compensation Table Total for PEO (George Ng) ($)	Compensation Actually Paid to PEO (George Ng) ($)(a)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(b)	Average Compensation Actually Paid to Non-PEO NEOs ($)(c)	Value of Initial Fixed $100 Investment Based on the Total Shareholder Return of the Company ($)(d)	Net Income (Loss) ($ in thousands)(e)
2025	673,303	565,067	530,986	483,683	2	(13,564)
2024	521,033	288,393	286,239	268,038	13	(11,850)
2023	472,849	428,849	321,702	225,343	100	(11,122)

(a)	Compensation actually paid (“CAP”) reflect the adjustments listed in the tables below to the amounts reported in the Summary Compensation Table for our PEO.
George Ng:

Year	2023	2024	2025
SCT Total Compensation ($)	472,849	521,033	673,303
Less: Stock and Option Award Values Reported in SCT for the Covered Year ($)	(312,000)	—	(199,373)
Plus: Fair Value for Stock and Option Awards Granted in the Covered Year that are Outstanding and Unvested at End of Year ($)	268,000	—	115,047
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years ($)	—	(180,930)	(3,364)
Fair Value as of Vesting Date for Awards Granted that Vested in Same Year ($)	—	—	—
Change in Fair Value of Stock and Option Awards from Prior years that Vested in the Covered Year ($)	—	(51,710)	(20,546)
Less: Fair Value of Stock and Option Awards Forfeited during the covered Year ($)	—	—	—
Less: Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans ($)	—	—	—
Plus: Aggregate Service Cost and Prior Service Cost for Pension Plans ($)	—	—	—
Compensation Actually Paid ($)	428,849	288,393	565,067

(b)	The average figures shown include Russell Skibsted and Sian Bigora.
(c)
Compensation actually paid (CAP) to our Non-PEO NEOs reflects the respective amounts set forth in column (c) of the table above, adjusted as set forth in the table below. The assumptions used to calculate the fair values did not differ materially from the assumptions used to calculate the fair values as of the grant dates.

Year	2023	2024	2025
Non-PEO NEOs	See column (c) note above	See column (c) note above	See column (c) note above
SCT Total Compensation ($)	321,702	286,239	530,986
Less: Stock and Option Award Values Reported in SCT for the Covered Year ($)	(136,837)	(31,742)	(79,495)
Plus: Fair Value for Stock and Option Awards Granted in the Covered Year ($)	41,708	15,261	45,839
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years ($)	(596)	(298)	(3,287)
Fair Value as of Vesting Date for Awards Granted that Vested in Same Year ($)	—	759	—
Change in Fair Value of Stock and Option Awards from Prior years that Vested in the Covered Year ($)	(634)	(2,181)	(10,360)
Less: Fair Value of Stock and Option Awards Forfeited during the covered Year ($)	—	—	—
Less: Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans ($)	—	—	—
Plus: Aggregate Service Cost and Prior Service Cost for Pension Plans ($)	—	—	—
Compensation Actually Paid ($)	225,343	268,038	483,683

(d)	Total shareholder return is determined on the value of an initial fixed investment of $100 in our common stock as of January 1, 2023.
(e)	Reflects “Net Income” in the company’s audited financial statement included in our Annual Reports on Form 10-K for each of the years ended December 31, 2023, 2024 and 2025.

Pay Versus Performance Descriptive Disclosure
Below are graphs showing the relationship of “compensation actually paid” to our PEOs and non-PEO NEOs in 2023, 2024, and 2025 to (1) our Total Shareholder Return (“TSR”) and (2) our net income.

CAP & GAAP Net Income Loss
PEO CAP
Avg Non-PEO NEO CAP
GAAP Net Loss
GAAP Net Income Loss ($ Millions)
Thousands
$0
-$2
-$4
-$6
-$8
-$10
-$12
-$14
-$16
CAP ($ Thousands)
$600
$500
$400
$300
$200
$100
$0
$429
$225
$288
$268
$565
$484
($11)
2024, ($12)
2025, ($14)
2023
2024
2025
Axis Title

Director Compensation
On September 23, 2025, our compensation committee recommended, and our Board of Directors approved, an amendment to our compensation plan for non-employee directors. Each non-employee director receives annual cash compensation for serving as a director ranging between $72,500 and $86,500 after the Company has completed one or more financings of a cumulative $60 million and the Company has at least $20 million in cash or cash equivalents. Until those milestones have been reached, they are each receiving a quarterly cash retainer of $14,000. They each also received stock options for the purchase of 12,000 shares of common stock, which had a grant date fair value of $58,075; as well as RSUs for the future issuance of 4,000 shares of common stock, which had a grant date fair value of $19,800. The stock options and RSUs all vest one-third on October 1, 2026, and the remaining vest monthly afterward until they are fully vested on October 1, 2028, subject to continued service with us.
Our directors are also reimbursed for any reasonable out-of-pocket expenses incurred in connection with service as a director.
The table below shows all compensation paid or earned to our non-employee directors during the year ended December 31, 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Khoso Baluch	56,000	44,000	100,000
James Neal	56,000	44,000	100,000
Geraldine Pannu	56,000	44,000	100,000
Justin Yorke	56,000	44,000	100,000

(1)	Reflects the aggregate grant date fair value of RSUs calculated in accordance with FASB ASC Topic 718.
Outstanding Equity Awards at Fiscal Year-End
The following table lists the outstanding equity awards held by each of our non-employee directors as of December 31, 2025:

		Stock Option Awards			Restricted Stock Units
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Number of Shares of Stock (#) Not Vested(1)	Market Value of Shares Not Vested ($)(2)
Khoso Baluch	10/1/2025(3)	—	12,000	4.96	4,000	11,520
James Neal	10/1/2025(3)	—	12,000	4.96	4,000	11,520
Geraldine Pannu	10/1/2025(3)	—	12,000	4.96	4,000	11,520
Justin Yorke	10/1/2025(3)	—	12,000	4.96	4,000	11,520

(1)
Not included in the above table for each of our non-employee directors are RSUs representing 1,452 shares of our common stock that have vested but have not met the distribution requirements as of December 31, 2025.

(2)	Market value is based on $2.88 per share, which was the closing market price of our common stock on December 31, 2025, the last trading day of the year.
(3)
On October 1, 2025, stock options and RSU awards were granted to each director. These awards vest one-third on October 1, 2026, and the remaining vest monthly afterward until they are fully vested on October 1, 2028, subject to continued service with us. The RSUs also have distribution requirements, such that they will be distributed on the earlier of: the end of their appointment or reappointment as a director; the third anniversary of the grant date; a change of control; or their death.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
From time to time, the Company grants equity-based compensation to its employees, including the named executive officers. Historically, the Company has granted new-hire awards on or soon after a new hire’s employment start date and annual employee grants in the first quarter of each fiscal year, which annual grants are typically approved by the Compensation Committee or pursuant to the Chief Executive Officer’s delegation of authority. Also, non-employee directors receive automatic grants of initial and annual awards, at the time of a director’s initial appointment or election to the board and at the time of each annual meeting of the Company’s stockholders or subsequent to that annual meeting, respectively. The Company does not otherwise maintain any written policies on the timing of awards of equity compensation. The CEO and Compensation Committee consider whether there is any material nonpublic information (MNPI) about the Company when determining the timing of equity grants and does not seek to time the award of equity grants in relation to the Company’s public disclosure of MNPI. Because the Company has a practice of generally granting equity awards in early January, it generally does not take MNPI into account when determining the timing of awards and it does not seek to time the award in relation to the Company’s public disclosure of MNPI. The Company has not timed the release of MNPI for the purpose of affecting the value of executive compensation.

DESCRIPTION OF CAPITAL STOCK
General
Under our certificate of incorporation, our authorized capital stock consists of 1,000,000,000 shares of common stock, $0.0001 par value per share, and 1,000,000 shares of preferred stock. Our Board may establish the rights and preferences of the undesignated preferred stock from time to time.
Common Stock
Voting
Each outstanding share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders generally. In the event we issue one or more series of preferred or other securities in the future such preferred stock or other securities may be given rights to vote, either together with the common stock or as a separate class on one or more types of matters. The holders of our common stock do not have cumulative voting rights.
Dividends
Subject to the rights of holders of preferred stock of any series that may be issued and outstanding from time to time, holders of our common stock are entitled to receive such dividends and other distributions as may be declared by our Board of Directors from time to time.
Liquidation
In the event of any liquidation, dissolution or winding up of the Company, the holders of our common stock will be entitled, subject to any preferential or other rights of any then outstanding preferred stock, to receive all assets of the Company available for distribution to stockholders.
Rights and Preferences
As of the record date, the holders of our common stock have no preemptive rights in their capacities as such holders.
Board of Directors
Holders of common stock do not have cumulative voting rights with respect to the election of directors. At any meeting to elect directors by holders of our common stock, the presence, in person or by proxy, of the holders of one-third of the voting power of shares of our capital stock then outstanding will constitute a quorum for such election. Directors may be elected by a plurality of the votes of the shares present and entitled to vote on the election of directors, except for directors whom the holders of any then outstanding preferred stock have the right to elect, if any.
Preferred Stock
Our Board is authorized, subject to certain limitations prescribed by law, without further stockholder approval, to issue from time to time up to an aggregate of 1,000,000 shares of preferred stock in one or more series and to fix or alter the designations, preferences, rights and any qualifications, limitations or restrictions of the shares of each such series thereof, including the dividend rights, dividend rates, conversion rights, voting rights and terms of redemption of shares constituting any series or designations of such series. The rights of holders of our common stock may be subject to, and adversely affected by, the rights of the holders of any preferred stock that may be issued in the future. The issuance of preferred stock may have the effect of delaying, deferring or preventing a change of control and may adversely affect the voting and other rights of holders of our common stock.
Series A Non-Voting Convertible Preferred Stock
On July 28, 2026, our Board designated 307,063.330 shares of preferred stock as Series A Non-Voting Convertible Preferred Stock. As of   , 2026, we had 306,574.202 shares of preferred stock outstanding, all of which are Series A Non-Voting Convertible Preferred Stock. Each share of Series A Non-Voting Convertible Preferred Stock is convertible into 1,000 shares of common stock, subject to certain limitations, as described above. The rights of the Series A

Non-Voting Convertible Preferred Stock are set forth in the Certificate of Designation, attached as Exhibit 3.1 to our Current Report on Form 8-K filed with the SEC on July 29, 2026. Please see “Description of Series A Preferred Stock” under Proposal No. 1 for a complete description of the Certificate of Designation and the rights of the Series A Non-Voting Convertible Preferred Stock.
Indemnification of Directors and Officers
Our amended and restated certificate of incorporation provides that, to the fullest extent permitted by the Delaware General Corporate Law (“DGCL”) as it may hereafter be amended, none of our directors will be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director. Under the DGCL as it now reads, such limitation of liability is not permitted for any breach of the director’s duty of loyalty to us or our stockholders;
•	for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;
•	for payments of unlawful dividends or unlawful stock purchases or redemptions under Section 174 of the DGCL; or
•	for any transaction from which the director derived an improper personal benefit.
These provisions will have no effect on the availability of equitable remedies such as an injunction or rescission based on a director’s breach of his or her duty of care.
Our amended and restated certificate of incorporation and our amended and restated bylaws include provisions that require us to indemnify and advance expenses, to the fullest extent allowable under the DGCL as it now exists or may hereafter be amended, to our directors or officers for actions taken as a director or officer of us, or for serving at our request as a director or officer at another corporation or enterprise, as the case may be.
Section 145 of the DGCL provides that a corporation may indemnify directors and officers, as well as other employees and individuals, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement, that are incurred in connection with various actions, suits or proceedings, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, known as a derivative action, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses, including attorneys’ fees, incurred in connection with the defense or settlement of such actions, and the statute requires court approval before there can be any indemnification if the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation’s bylaws, disinterested director vote, stockholder vote, agreement or otherwise.
Our amended and restated bylaws require us to indemnify any person who was or is a party or is threatened to be made a party to, or was otherwise involved in, a legal proceeding by reason of the fact that he or she is or was a director or officer of the Company or is or was serving at our request as a director or officer of another corporation or enterprise, as the case may be, to the fullest extent authorized by the DGCL as it now exists or may hereafter be amended, against all expense, liability and loss (including attorneys’ fees, judgments, fines, Employee Retirement Income Security Act excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such director or officer in connection with such service; provided, however, that, with respect to proceedings to enforce rights to indemnification, we are required to indemnify such a person in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by our Board of Directors. The right to indemnification in our amended and restated bylaws includes the right to be paid by the Company the expenses incurred in defending any proceeding for which indemnification may be sought in advance of the final disposition of such proceeding, subject to certain limitations. We carry directors’ and officers’ insurance protecting us, any director, officer, employee or agent of ours or who was serving at the request of the Company as a director, officer, employee or agent of another corporation or enterprise, as the case may be, against any expense, liability or loss, whether or not we would have the power to indemnify the person under the DGCL.
The limitation of liability and indemnification and advancement provisions in our amended and restated certificate of incorporation and our amended and restated bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of fiduciary duty. These provisions also may reduce the likelihood of derivative litigation against our directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders. In addition, your investment in our common stock may be adversely affected to the extent we pay the costs of settlement and damage awards under these indemnification provisions.

Certain Anti-Takeover Effects
Provisions of Delaware Law. We are a Delaware corporation and Section 203 of the DGCL applies to us. It is an anti-takeover statute that is designed to protect stockholders against coercive, unfair or inadequate tender offers and other abusive tactics and to encourage any person contemplating a business combination with us to negotiate with our Board of Directors for the fair and equitable treatment of all stockholders.
Under Section 203 of the DGCL, a Delaware corporation is not permitted to engage in a “business combination” with an “interested stockholder” for a period of three years following the date that the stockholder became an interested stockholder. As defined for this purpose, the term “business combination” includes a merger, consolidation, asset sale or other transaction resulting in a financial benefit to the interested stockholder. The term “interested stockholder” is defined to mean a person who, together with affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s outstanding voting stock. This prohibition does not apply if:
•
prior to the time that the stockholder became an interested stockholder, the Board of Directors of the corporation approved either the business combination or the transaction resulting in the stockholder becoming an interested stockholder;

•
upon completion of the transaction resulting in the stockholder becoming an interested stockholder, the stockholder owns at least 85% of the outstanding voting stock of the corporation, excluding voting stock owned by directors who are also officers and by certain employee stock plans; or

•
at or subsequent to the time that the stockholder became an interested stockholder, the business combination is approved by the Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least two-thirds of the outstanding voting stock that the interested stockholder does not own.

A Delaware corporation may elect not to be governed by these restrictions. We have not opted out of Section 203.
Advance Notice Procedures. Our bylaws establish an advance notice procedure for stockholder nominations of persons for election to our Board of Directors and for any proposals to be presented by stockholders at an annual meeting. Stockholders at an annual meeting will only be able to consider nominations and other proposals specified in the notice of meeting or brought before the meeting by or at the direction of our Board of Directors or by a stockholder who was a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has given our corporate secretary timely written notice, in proper form, of the stockholder’s intention to nominate a person for election as a director or to bring a proposal for action at the meeting.
Potential Effects of Authorized but Unissued Stock
Pursuant to our amended and restated certificate of incorporation, we have shares of common stock and preferred stock available for future issuance without stockholder approval. We may utilize these additional shares for a variety of corporate purposes, including future public offerings to raise additional capital, to facilitate corporate acquisitions or payment as a dividend on the capital stock.
The existence of unissued and unreserved common stock and preferred stock may enable our Board of Directors to issue shares to persons friendly to current management or to issue preferred stock with terms that could render more difficult or discourage a third-party attempt to obtain control of us by means of a merger, tender offer, proxy contest or otherwise, thereby protecting the continuity of our management. In addition, the board of directors has the discretion to determine designations, rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock, all to the fullest extent permissible under the Delaware General Corporation Law and subject to any limitations set forth in our certificate of incorporation. The purpose of authorizing the board of directors to issue preferred stock and to determine the rights and preferences applicable to such preferred stock is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with possible financings, acquisitions and other corporate purposes, could have the effect of making it more difficult for a third-party to acquire, or could discourage a third-party from acquiring, a majority of our outstanding voting stock.
Choice of Forum
Unless we consent in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery lacks jurisdiction, the federal district court for the District of Delaware, unless said court lacks subject matter jurisdiction, in which case the Superior Court of the State of Delaware) shall be the sole and exclusive forum for any stockholder to bring (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, our certificate of incorporation or bylaws, or (iv) any action asserting a claim governed by the internal affairs doctrine, except for, as to each of (i) through (iv) above, any claim (A) as to which the Court of Chancery determines there is an indispensable party not subject to its jurisdiction (and such party does not consent to the Court of Chancery’s personal jurisdiction within ten days of such determination), (B) which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or (C) for which the Court of Chancery does not have subject matter jurisdiction. This provision will not apply to claims arising under the Exchange Act, or for any other federal securities laws which provide for exclusive federal jurisdiction. However, the exclusive forum provision provides that unless we consent in writing to the selection of an alternative forum, the federal district courts of the United States of America will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. Therefore, this provision could apply to a suit that falls within one or more of the categories enumerated in the exclusive forum provision and that asserts claims under the Securities Act, inasmuch as Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. There is uncertainty as to whether a court would enforce such an exclusive forum provision with respect to claims under the Securities Act. If any action within the scope of the preceding sentences is filed in a court other than a court located within the State of Delaware in the name of any stockholder, such stockholder shall be deemed to have consented to the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action to enforce the foregoing, and to service of process upon such stockholder’s counsel in such other action as agent for such stockholder.
We note that there is uncertainty as to whether a court would enforce the provision and that investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. Although we believe this provision benefits us by providing increased consistency in the application of Delaware law in the types of lawsuits to which it applies, the provision may have the effect of discouraging lawsuits against our directors and officers.
Transfer Agent and Registrar
The transfer agent and registrar for our common stock is Continental Stock Transfer & Trust Company. The transfer agent’s address is 1 State Street, 30th Floor, New York, NY 10004.
Exchange Listing
Our common stock is listed on the Nasdaq Capital Market under the symbol “PCSA.”

EQUITY COMPENSATION PLAN INFORMATION
The following table presents information as of December 31, 2025 with respect to all of the Company’s equity compensation plans under which shares of our common stock may be issued.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by security holders	193,013(1)	6.36	232,521
Equity compensation plans not approved by security holders	97	9,940	—
Total	193,110		232,521(2)

(1)	Includes stock options to purchase 15 shares of our common stock issued under the prior equity compensation plan.
(2)	Consists of shares available for issuance under the 2019 Omnibus Incentive Plan.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (for example, brokers) to satisfy the delivery requirements for Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
For this year’s Special Meeting, a number of brokers with account holders who are our stockholders will be “householding” the Proxy Materials. A single set of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Special Meeting materials, please notify your broker or us. Direct your written request to Processa Pharmaceuticals, Inc., Attn: Secretary, 601 21st Street, Suite 300, Vero Beach, FL 32960. Stockholders who currently receive multiple copies of the Special Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS
The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

George Ng
Chief Executive Officer
Dated: ,

Annex A
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
Introduction
On July 28, 2026, Processa Pharmaceuticals, Inc. (“Processa” or the “Company”) acquired Vidya Therapeutics, Inc. (“Vidya”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 28, 2026, by and among the Company, Venus Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub I”), Venus Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub II”), and Vidya, a Delaware corporation. Also, on July 28, 2026, the transactions contemplated by the Merger Agreement were consummated, pursuant to which Merger Sub I merged with and into Vidya, with Vidya surviving and becoming a wholly owned subsidiary of the Company (the “First Merger”). Immediately following the First Merger, Vidya merged with and into Merger Sub II, with Merger Sub II surviving as a wholly owned subsidiary of the Company and subsequently being renamed Vidya Therapeutics Operating LLC (together with the First Merger, the “Merger”). The Merger is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.
Under the terms of the Merger Agreement, the Company issued to the stockholders of Vidya an aggregate of 142,254.972 shares of Series A Non-Voting Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), which is inclusive of 37,518.329 shares of Series A Preferred Stock issued for the conversion of previously outstanding Simple Agreements for Future Equity (“SAFE’s”) issued by Vidya. Each share of Series A Preferred Stock is convertible into 1,000 shares of common stock of the Company, par value $0.00001 per share (“Common Stock”), subject to receiving approval by the Company’s stockholders of the issuance of shares of Common Stock upon conversion of Series A Preferred Stock and exercise of certain options held by the former equity holders of Vidya that we assumed in the Merger, which (a) will represent more than 20% of the shares of Common Stock outstanding pursuant to Nasdaq Listing Rule 5635(a) and (b) may, together with certain changes to management and our Board of Directors (“Board”), result in a change of control of the Company pursuant to Nasdaq Listing Rule 5635(b) (the “Conversion Proposal”) and certain beneficial ownership limitations set by each holder. In addition, all outstanding options to purchase Vidya common stock were assumed by the Company and were converted into options to purchase an aggregate of 1,047,524 shares of Common Stock (the “Assumed Options”).
Concurrently with the Merger, on July 28, 2026, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with investors (the “PIPE Investors”) to raise $200.0 million of gross proceeds in which the PIPE Investors were issued an aggregate of 163,774.679 shares of Series A Preferred Stock, or 163,774,679 on an as-converted-to-common basis and without giving effect to any beneficial ownership limitations, (the “PIPE Securities”) at a price of $1,221.19 per share, or $1.22 per share on an as-converted-to-common basis, (collectively, the “Financing”). The Financing closed on July 30, 2026.
As a result of the transactions, equityholders of the Company immediately prior to the Merger owned approximately 1.4% of the Common Stock, equityholders of Vidya immediately prior to the Merger owned approximately 46.0% of the Common Stock and investors in the Financing owned approximately 52.6% of the Common Stock, in each case, calculated on a fully-diluted, as-converted-to-common basis (and without giving effect to any beneficial ownership limitations) and based on the implied equity values of the Company and Vidya.
Unaudited Pro Forma Condensed Combined Financial Information
The unaudited pro forma condensed combined financial information is provided for illustrative purposes only, does not necessarily reflect what the actual consolidated results of operations and financial position would have been had the Merger occurred on the dates assumed and may not be useful in predicting the future consolidated results of operations or financial position. The unaudited pro forma condensed combined financial information does not give effect to the potential impact of current financial conditions, regulatory matters, operating efficiencies or other savings or expenses that may result from the Merger.
The unaudited pro forma condensed combined financial information is based on the assumptions and adjustments that are described in the accompanying notes. Accordingly, the pro forma adjustments are preliminary, subject to further revision as additional information becomes available and additional analyses are performed and have been made solely for the purpose of providing unaudited pro forma condensed combined financial information. Differences between the preliminary accounting and estimates reflected in the unaudited pro forma condensed combined financial information and the final accounting and estimates may occur and these differences could have a material impact on the accompanying unaudited pro forma condensed combined financial information and the combined Company’s future results of operations and financial position.
Accounting rules require evaluation of certain assumptions, estimates, or determination of financial statement classifications. During preparation of the unaudited pro forma condensed combined financial information, management has performed a preliminary analysis and is not aware of any material differences, and accordingly, this unaudited pro forma condensed combined financial information assumes no material differences in accounting policies of the two companies. Following the Merger, management will conduct a final review of the Company’s accounting policies in order to determine if differences in accounting policies require adjustment or reclassification of Vidya’s results of operations or reclassification of assets or liabilities to conform to the Company’s accounting policies and classifications. As a result of this review, management may identify differences that, when conformed, could have a material impact on these unaudited pro forma condensed combined financial statements.
The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X under the Securities Act of 1933, as amended (the “Securities Act”) and presents the combined historical consolidated financial position and consolidated results of operations of the Company and the historical combined financial position and results of operations of Vidya, adjusted to give effect to (i) the Merger and the Financing and (ii) the pro forma effects of certain assumptions and adjustments described in “Notes to the Unaudited Pro Forma Condensed Combined Financial Information” below. Collectively, pro forma balance sheet transaction accounting adjustments and pro forma statements of operations transaction accounting adjustments are referred to as “transaction accounting adjustments.”
The following unaudited pro forma combined financial information is presented to illustrate the estimated effects of the Merger and Financing, based on the historical financial statements and accounting records of the Company and Vidya after giving effect to the Merger and Financing and the related pro forma adjustments as described in the notes included below.
The unaudited pro forma combined statements of operations for the six months ended June 30, 2026 and for the year ended December 31, 2025 combine the historical statements of operations of the Company and Vidya, giving effect to the Merger and Financing as if they had occurred on January 1, 2025. The unaudited pro forma condensed combined balance sheet data assumes that the Acquisition and Financing took place on June 30, 2026, and combines the historical balance sheets of the Company and Vidya as of such date.
The following unaudited pro forma condensed combined financial information and related notes are based on and should be read in conjunction with the following:
(i)	The accompanying notes to the unaudited pro forma condensed combined financial statements.
(ii)
The historical unaudited financial statements of the Company and the related notes included in its Quarterly Report on Form 10-Q as of and for the three and six months ended June 30, 2026 filed with the Securities Exchange Commission (“SEC”) on August 14, 2026;

(iii)
The historical audited financial statements of the Company and the related notes included in its Annual Report on Form 10-K as of and for the year ended December 31, 2025 filed with the SEC on March 18, 2026;

(iv)	The historical unaudited financial statements of Vidya and the related notes as of and for the six months ended June 30, 2026 included in this Form 8-K/A filed with the SEC on October 5, 2026;
(v)	The historical audited financial statements of Vidya and the related notes as of and for the year ended December 31, 2025 included in this Form 8-K/A filed with the SEC on October 5, 2026;
(vi)	The Current Report on Form 8-K/A of the Company to which these unaudited pro forma condensed combined financial statements are attached as an exhibit.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF JUNE 30, 2026
(in thousands)

	Historical
	Processa	Vidya	Transaction Accounting Adjustments		Pro Forma Combined
Assets
Current assets:
Cash and cash equivalents	$196	$245	$183,725	A	$184,166
Digital assets at fair value	472	—	—		472
Prepaid expenses and other current assets	1,398	486	—		1,884
Total current assets	2,066	731	183,725		186,522
Property and equipment, net	3	—	—		3
Total assets	$2,069	$731	$183,725		$186,525
Liabilities, Convertible Preferred Stock, and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable	$1,659	$941	$—		$2,600
SAFE liabilities, current	—	36,330	(36,330)	B	—
Accrued expenses and other current liabilities	727	106	—		833
Total liabilities	2,386	37,377	(36,330)		3,433
Commitments and contingencies
Processa convertible preferred stock	—	—	361,404	B	361,404
Stockholders’ equity (deficit):
Processa common stock	—	—	—		—
Vidya common stock	—	—	—	C	—
Additional paid-in capital	107,108	3	1,277	C	108,388
Accumulated other comprehensive income	—	(20)	20	C	—
Accumulated deficit	(107,425)	(36,629)	(142,646)	C	(286,700)
Total stockholders’ equity (deficit)	(317)	(36,646)	(141,349)		(178,312)
Total liabilities, convertible preferred stock and stockholders’ equity (deficit)	$2,069	$731	$183,725		$186,525

See accompanying notes to the unaudited pro forma condensed combined financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2026
(in thousands of dollars, except shares and per share amounts)

	Historical
	Processa	Vidya	Transaction Accounting Adjustments		Pro Forma Combined
Operating expenses:
Research and development	$2,459	$2,178	$—		$4,637
General and administrative	3,208	628	—		3,836
Total operating expenses	5,667	2,806	—		8,473
Loss from operations	$(5,667)	$(2,806)	$—		$(8,473)
Other income (expense), net:
Unrealized loss on digital assets	(828)	—	—		(828)
Realized loss on digital assets	(159)	—	—		(159)
Interest income	12	16	—		28
Change in fair value of SAFE liability	—	(27,327)	27,327	G	—
Total other (expense), net	(975)	(27,311)	27,327		(959)
Net loss	$(6,642)	$(30,117)	$27,327		$(9,432)
Foreign currency translation adjustment	—	40	—		40
Total comprehensive loss	$(6,642)	$(30,077)	$27,327		$(9,392)
Net loss attributable to common stockholders	$(6,642)	$(30,117)	$27,327		$(9,432)
Net loss per share attributable to common stockholders — basic and diluted	$(2.47)				$(3.51)
Weighted average common shares outstanding — basic and diluted(1)	2,687,295				2,687,295

(1)
Reflects the exclusion of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock from diluted weighted-average common shares outstanding as their inclusion would be anti-dilutive for the periods presented. The Series A Preferred Stock is a participating security, however, because holders are not contractually obligated to participate in losses, no loss has been allocated to the Series A Preferred Stock under the two-class method.

See accompanying notes to the unaudited pro forma condensed combined financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2025
(in thousands of dollars, except shares and per share amounts)

	Historical
	Processa	Vidya	Transaction Accounting Adjustments		Pro Forma Combined
Operating expenses:
Research and development	$7,810	$2,818	326	D	$10,954
General and administrative	6,178	487	2,275	A	9,033
			93	E
Acquired in-process research and development	—	—	2,000	A	177,000
			175,000	F
Total operating expenses	13,988	3,305	179,694		196,987
Loss from operations	$(13,988)	$(3,305)	$(179,694)		$(196,987)
Other income (expense), net:
Interest income	109	136	—		245
Unrealized gain on digital assets at fair value	295	—	—		295
Change in fair value of SAFE liability	—	(2,892)	2,892	G	—
Other income	20	—	—		20
Total other income (expense), net	424	(2,756)	2,892		560
Net loss	$(13,564)	$(6,061)	$(176,802)		$(196,427)
Foreign currency translation adjustment	—	(60)	—		(60)
Total comprehensive loss	$(13,564)	$(6,121)	$(176,802)		$(196,487)
Net loss attributable to common stockholders	$(13,564)	$(6,061)	$(176,802)		$(196,427)
Net loss per share attributable to common stockholders — basic and diluted	$(10.36)				$(150.03)
Weighted average common shares outstanding — basic and diluted(1)	1,309,271				1,309,271

(1)
Reflects the exclusion of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock from diluted weighted-average common shares outstanding as their inclusion would be anti-dilutive for the periods presented. The Series A Preferred Stock is a participating security, however, because holders are not contractually obligated to participate in losses, no loss has been allocated to the Series A Preferred Stock under the two-class method.

See accompanying notes to the unaudited pro forma condensed combined financial information.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
Note 1. Basis of presentation
Description of the Transactions
On July 28, 2026, the Company acquired Vidya through the Merger. Upon consummation of the Merger, all outstanding options to purchase Vidya common stock were assumed by the Company and were converted into options to purchase an aggregate of 1,047,524 shares of Common Stock. Additionally, the Company issued 142,254.972 shares of Series A Preferred Stock, which is inclusive of 37,518.329 shares of Series A Preferred Stock issued for the conversion of previously outstanding Vidya SAFE’s. Each share of which is convertible into 1,000 shares of Common Stock, subject to stockholder approval of the Conversion Proposal and beneficial ownership limitations set by each holder.
On July 28, 2026, the Company entered into the Purchase Agreement with PIPE investors, pursuant to which the Company agreed to sell an aggregate of 163,774.679 shares of Series A Preferred Stock for an aggregate cash purchase price of approximately $200.0 million. Each share of Series A Preferred Stock is convertible into 1,000 shares of Common Stock, subject to stockholder approval of the Conversion Proposal and certain beneficial ownership limitations set by each holder. The closing of the Financing occurred on July 30, 2026.
Pursuant to the Merger Agreement, the Company has agreed to hold a stockholders’ meeting to submit certain matters to its stockholders for consideration, including (i) the issuance of shares of Common Stock upon conversion of the Series A Preferred Stock issued in connection with the Merger and exercise of certain Assumed Options pursuant to Nasdaq Listing Rules 5635(a) and 5635(b), (ii) the issuance of shares of Common Stock upon conversion of the Series A Preferred Stock issued in connection with the Financing pursuant to Nasdaq Listing Rule 5635(d), (iii) approval of the 2026 Equity Incentive Plan, and (iv) approval of the 2026 Employee Stock Purchase Plan.
Basis of Presentation
The unaudited pro forma condensed combined financial information was preliminarily prepared with the Merger being accounted for as an asset acquisition with the Company as the accounting acquirer. Upon completion of the Merger and Financing, the Company obtained control of Vidya’s assets, consisting primarily of in-process research and development (“IPR&D”). In accordance with Accounting Standards Codification Topic 805, Business Combinations (“ASC 805”), under the asset acquisition method of accounting, the assets acquired and liabilities assumed are recognized and measured at fair value and no goodwill is recorded or recognized. Acquired IPR&D that has no future alternative use is expensed at the time of acquisition.
The unaudited pro forma condensed combined financial statements have been prepared based on the Company’s and Vidya’s historical financial information, giving effect to the Merger and related adjustments described in these notes to show how the Merger might have affected the historical financial statements if it had been completed on January 1, 2025 for the purposes of the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2026 and for the year ended December 31, 2025; and as of June 30, 2026, for purposes of the unaudited pro forma condensed combined balance sheet.
The pro forma adjustments reflecting the consummation of the Merger and the Financing are based on certain currently available information and certain assumptions and methodologies that the Company believes are reasonable under the circumstances. The pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments, and it is possible the difference may be material. The Company believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Merger based on information available to management at this time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.
The unaudited pro forma condensed combined financial information does not give effect to the potential impact of current financial conditions, regulatory matters, anticipated synergies, operating efficiencies, tax savings, or other savings or expenses that may be associated with the integration of the two companies and does not purport to represent the actual results of operations that the Company and Vidya would have achieved had the companies been combined during the periods presented and is not intended to project the future results of operations that the combined company may achieve after the Merger.

Note 2. Estimated consideration and preliminary purchase price allocation
The estimated fair value of the consideration transferred of $175.0 million is summarized as follows (in thousands):

Assumed Options(1)	$1,280
Series A Preferred Stock(2)	173,720
Total consideration transferred	$175,000

(1)	Reflects the portion of the acquisition date fair-value based measure of the Assumed Options
(2)	The fair value of the consideration transferred was measured using the price per share the investors paid as part of the Financing
The net liabilities acquired in connection with the Merger were determined to be immaterial. Accordingly, for purposes of the pro forma financial statements, the purchase consideration of $175.0 million was fully allocated to the acquired IPR&D.
Note 3. Transaction accounting adjustments
Adjustments included in the column under the heading “Transaction Accounting Adjustments” are primarily based on information contained within the Merger Agreement. Further analysis will be performed after the completion of the Merger to confirm these estimates or make adjustments in the final purchase price allocation, as necessary. The transaction adjustments included in the unaudited pro forma condensed combined financial statements are as follows:
A.
Reflects the receipt of $200.0 million of gross proceeds from the Financing and the payment of $16.3 million of transaction-related costs at closing, consisting of $12.0 million of placement agent fees, $2.0 million of merger transaction success fee and $2.3 million of other transaction and SEC reporting costs, resulting in a net increase in cash of $183.7 million. The $12.0 million of placement agent fees are reflected as a reduction of the carrying amount of the Series A Preferred Stock issued in the Financing. The remaining transaction costs are accounted for separately as described below.

Gross proceeds from financing	$200,000
Placement agent fees	(12,000)
Merger transaction fee	(2,000)
Other transaction and SEC reporting costs	(2,275)
Pro forma adjustment	$183,725

B.
Reflects the recording of the (i) issuance of 142,254.972 of the Company’s shares of Series A Preferred Stock to Vidya stockholders, which is inclusive of 37,518.329 shares of Series A Preferred Stock issued for the conversion of $36.3 million of previously outstanding Viday SAFE’s, and (ii) issuance of 163,774.68 of the Company’s shares of Series A Preferred Stock as a result of the Financing, which is reflected at $188.0 million, representing gross proceeds of $200.0 million, net of $12.0 million of placement agent fees directly attributable to the Financing (in thousands, except share amounts):

	Series A Preferred Stock
	Shares	Amount
Issuance of Series A Preferred Stock to Vidya’s stockholders	142,254.97	$173,404
Issuance of Series A Preferred Stock related to the Financing	163,774.68	188,000
Pro forma adjustment	306,029.65	$361,404

C.
Reflects the recording of the (i) elimination of Vidya’s historical equity balances, (ii) exchange of Vidya stock options for the Assumed Options, which is reflected as consideration, (iii) the immediate expensing of the Merger transaction fee incurred upon consummation of the Merger, (iv) the immediate expensing of Vidya’s merger related transaction expenses, and (v) the immediate expensing of acquired Vidya IPR&D as it has no future alternative use (in thousands, except share amounts):

	Common Stock		Additional paid-in-capital	Accumulated other comprehensive income	Accumulated Deficit	Total
	Shares	Amount
Elimination of Vidya’s historical equity balances as of June 30, 2026	(643,302)	$—	$(3)	$20	$36,629	$36,646
Exchange of Vidya options for stock options of the Company	—	—	1,280	—	—	1,280
Expensing of Merger transaction fee	—	—	—	—	(2,000)	(2,000)
Expensing of Vidya transaction costs	—	—	—	—	(2,275)	(2,275)
Expensing of Acquired IPR&D	—	—	—	—	(175,000)	(175,000)
Pro forma adjustment	(643,302)	$—	$1,277	$20	$(142,646)	$(141,349)

D.	Represents compensation-related costs associated with the Merger that are reflected within research and development expense, summarized as follows (in thousands):

Compensation expense for Assumed Options attributable to post-combination services(1)	$326
Pro forma adjustment	$326

(1)	Pro forma compensation expense for the Assumed Options has been calculated using the acquisition-date fair value of the Assumed Options.
E.	Represents compensation-related costs associated with the Merger that are reflected within general and administrative expense, summarized as follows (in thousands):

Compensation expense for Assumed Options attributable to post-combination services(1)	$93
Pro forma adjustment	$93

(1)	Pro forma compensation expense for the Assumed Options has been calculated using the acquisition-date fair value of the Assumed Options.
F.
Reflects the recognition of $175.0 million of in-process research and development expense related to the acquired programs that had no alternative future use at the time of Merger which requires immediate expense recognition.

G.
To reflect Vidya’s change in fair value related to its SAFE instruments that is recorded in its historical financial statements, to be derecognized in the unaudited pro forma condensed combined statement of operations for the twelve months ended December 31, 2025 and six months ended June 30, 2026, assuming the adjustment described in Note B was made on January 1, 2025.

Annex B
VIDYA THERAPEUTICS, INC.
2027 EQUITY INCENTIVE PLAN
Adopted By The Board Of Directors: September 30, 2026
Approved By The Stockholders: [   ]
1. General.
(a) Successor to and Continuation of Prior Plan. The Plan is the successor to and continuation of the Prior Plan. As of the Effective Date, (i) no additional awards may be granted under the Prior Plan; (ii) any Returning Shares will become available for issuance pursuant to Awards granted under this Plan; and (iii) all outstanding awards granted under the Prior Plan will remain subject to the terms of the Prior Plan (except to the extent such outstanding awards result in Returning Shares that become available for issuance pursuant to Awards granted under this Plan). All Awards granted under this Plan will be subject to the terms of this Plan.
(b) Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.
(c) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.
(d) Adoption Date; Effective Date. The Plan will come into existence on the Adoption Date, but no Award may be granted prior to the Effective Date.
2. Shares Subject to the Plan.
(a) Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 47,255,880 shares, which is the sum of: (i) 46,837,294 new shares, plus (ii) up to 418,586 Returning Shares, as such shares become available from time to time. In addition, subject to any adjustments as necessary to implement any Capitalization Adjustments, such aggregate number of shares of Common Stock will automatically increase on January 1 of each year for a period of ten years commencing on January 1, 2028 and ending on (and including) January 1, 2037, in an amount equal to five percent (5%) of the total number of Fully Diluted Shares on December 31 of the preceding year; provided, however, that the Board may act prior to January 1st of a given year to provide that the increase for such year will be a lesser number of shares of Common Stock.
(b) Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 140,511,882 shares.
(c) Share Reserve Operation.
(i) Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
(ii) Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued; (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common

Stock); (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award; or (5) the forfeiture back to or repurchase by the Company of shares because of a failure to meet a contingency or condition required for the vesting of such shares.
3. Eligibility and Limitations.
(a) Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.
(b) Specific Award Limitations.
(i) Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).
(ii) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(iii) Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (1) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (2) the Option is not exercisable after the expiration of five years from the date of grant of such Option.
(iv) Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A or unless such Awards otherwise comply with the requirements of Section 409A.
(c) Aggregate Incentive Stock Option Limit. The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(b).
(d) Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any calendar year, including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (1) $750,000 in total value or (2) in the event such Non-Employee Director is first appointed or elected to the Board during such calendar year, $1,000,000 in total value, in each case, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. The limitations in this Section 3(d) shall apply commencing with the first calendar year that begins following the Effective Date.
4. Options and Stock Appreciation Rights.
Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated or if an Option designated as an Incentive Stock Option fails to qualify as an Incentive Stock Option, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(a) Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.
(b) Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award.

Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.
(c) Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:
(i) by cash or check, bank draft or money order payable to the Company;
(ii) pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the U.S. Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;
(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;
(iv) if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or
(v) in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.
(d) Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.
(e) Transferability. Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:
(i) Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.
(ii) Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.
(f) Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.
(g) Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.
(h) Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):
(i) three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);
(ii) 12 months following the date of such termination if such termination is due to the Participant’s Disability;
(iii) 18 months following the date of such termination if such termination is due to the Participant’s death; or
(iv) 18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).
Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.
(i) Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).

(j) Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the U.S. Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the U.S. Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.
(k) Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.
5. Awards Other Than Options and Stock Appreciation Rights.
(a) Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(i) Form of Award.
(1) Restricted Stock Awards: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (A) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (B) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.
(2) RSU Awards: An RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of an RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Award Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).
(ii) Consideration.
(1) Restricted Stock Awards: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) services to the Company or an Affiliate, or (C) any other form of consideration as the Board may determine and permissible under Applicable Law.
(2) RSU Awards: Unless otherwise determined by the Board at the time of grant, an RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.
(iii) Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.

(iv) Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (1) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and the Participant will have no further right, title or interest in the Restricted Stock Award, the shares of Common Stock subject to the Restricted Stock Award, or any consideration in respect of the Restricted Stock Award and (2) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.
(v) Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement.
(vi) Settlement of RSU Awards. An RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.
(b) Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.
(c) Other Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.
6. Adjustments upon Changes in Common Stock; Other Corporate Events.
(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan and the maximum number of shares by which the Share Reserve may annually increase pursuant to Section 2(a); (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(b); and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.
(b) Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction, except as set forth in Section 11, unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.
(i) Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume, continue or substitute the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.
(ii) Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction in which the Awards are not assumed, continued or substituted in accordance with Section 6(c)(i). With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction or such later date as required to comply with Section 409A of the Code.
(iii) Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.
(iv) Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.

(d) Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.
(e) No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company, the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any Change in Control, any Corporate Transaction, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
7. Administration.
(a) Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.
(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i) To determine from time to time (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.
(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.
(iii) To settle all controversies regarding the Plan and Awards granted under it.
(iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.
(v) To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock, including any Corporate Transaction, for reasons of administrative convenience.
(vi) To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.
(vii) To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(viii) To submit any amendment to the Plan for stockholder approval.

(ix) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(x) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
(xi) To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are non-U.S. nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant non-U.S. jurisdiction).
(xii) To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (2) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.
(c) Delegation to Committee.
(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with the Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(ii) Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.
(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
(e) Delegation to Other Person or Body. The Board or any Committee may delegate to one or more persons or bodies the authority to do one or more of the following to the extent permitted by Applicable Law: (i) designate recipients, other than Officers, of Awards, provided that no person or body may be delegated authority to grant an Award to themself; (ii) determine the number of shares subject to such Awards; and (iii) determine the terms of such Awards; provided, however, that the Board or Committee action regarding such delegation will fix the terms of such delegation in accordance with Applicable Law, including without limitation Sections 152 and 157 of the Delaware General Corporation Law. Unless provided otherwise in the Board or Committee action regarding such delegation, each Award granted pursuant to this section will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, with any modifications necessary to incorporate or reflect the terms of such Award. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to any person or body (who is not a Director or that is not comprised solely of Directors, respectively) the authority to determine the Fair Market Value.
8. Tax Withholding
(a) Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate arrangements to satisfy the Tax-Related Items withholding obligations, if any, of the Company and/or an Affiliate that arise in connection with the grant, vesting, exercise or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.
(b) Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any Tax-Related Items withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the U.S. Federal Reserve Board; or (vi) by such other method as may be set forth in the Award Agreement.
(c) No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law, the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the U.S. Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the U.S. Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the U.S. Internal Revenue Service.
(d) Withholding Indemnification. The Company and/or its Affiliate may withhold or account for Tax-Related Items by considering statutory or other withholding rates, including minimum or maximum rates applicable in a Participant’s jurisdiction. In the event of overwithholding, the Participant may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in Common Stock) or, if not refunded, the Participant may seek a refund from the local tax authorities. In the event of under-withholding, the Participant may be required to pay any additional Tax-Related Items directly to the applicable tax authority or to the Company and/or its Affiliate. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount. Further, if the obligation for Tax-Related Items is satisfied by withholding in shares of Common Stock, for tax purposes, the Participant will be deemed to have been issued the full number of shares subject to the Award, notwithstanding that a number of the shares is held back solely for the purpose of paying the Tax-Related Items.

9. Miscellaneous.
(a) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
(b) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.
(c) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
(d) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.
(e) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will (unless otherwise required under Applicable Law) and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without Cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the U.S. state or non-U.S. jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.
(f) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
(g) Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.
(h) Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

(i) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.
(j) Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.
(k) Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of a Restricted Stock Award and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.
(l) Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.
(m) Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals will be made in accordance with the requirements of Section 409A.
(n) Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.
(o) Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.
10. Covenants of the Company.
The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of

Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.
11. Additional Rules for Awards Subject to Section 409A.
(a) Application. Unless the provisions of this Section of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.
(b) Non-Exempt Awards Subject to Non-Exempt Severance Arrangements. To the extent a Non-Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of this subsection (b) apply.
(i) If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date; or (ii) the 60th day that follows the applicable vesting date.
(ii) If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares will be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six-month period.
(iii) If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under U.S. Treasury Regulations Section 1.409A-3(a)(4).
(c) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Employees and Consultants. The provisions of this subsection (c) shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Corporate Transaction if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non-Exempt Award.
(i) Vested Non-Exempt Awards. The following provisions shall apply to any Vested Non-Exempt Award in connection with a Corporate Transaction:
(1) If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change in Control the settlement of the Vested Non-Exempt Award will automatically be accelerated and the shares will be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant will receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control.
(2) If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Corporate Transaction.
(ii) Unvested Non-Exempt Awards. The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board pursuant to subsection (e) of this Section.
(1) In the event of a Corporate Transaction, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Corporate Transaction.
(2) If the Acquiring Entity will not assume, substitute or continue any Unvested Non-Exempt Award in connection with a Corporate Transaction, then such Award shall automatically terminate and be forfeited upon the Corporate Transaction with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Corporate Transaction, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in subsection (e)(ii) below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity will not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Corporate Transaction.
(3) The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Corporate Transaction, and regardless of whether or not such Corporate Transaction is also a Section 409A Change in Control.
(d) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Non-Employee Directors. The following provisions of this subsection (d) shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Corporate Transaction.
(i) If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change in Control the vesting and settlement of any Non-Exempt Director Award will automatically be accelerated and the shares will be immediately issued to the Participant in respect of the Non-Exempt Director Award. Alternatively, the Company may provide that the Participant will instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control pursuant to the preceding provision.
(ii) If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of the Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Corporate Transaction.
(e) If the RSU Award is a Non-Exempt Award, then the provisions in this Section 11(e) shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:
(i) Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.
(ii) The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in U.S. Treasury Regulations Section 1.409A-3(j)(4)(ix).
(iii) To the extent the terms of any Non-Exempt Award provide that it will be settled upon a Change in Control or Corporate Transaction, to the extent it is required for compliance with the requirements of Section 409A, the Change in Control or Corporate Transaction event triggering settlement must also constitute a Section 409A Change in Control. To the extent the terms of a Non-Exempt Award provide that it will be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation From Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a “separation from service” such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation From Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.
(iv) The provisions in this subsection (e) for delivery of the shares in respect of the settlement of an RSU Award that is a Non-Exempt Award are intended to comply with the requirements of Section 409A so that the delivery of the shares to the Participant in respect of such Non-Exempt Award will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted.
12. Severability.
If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
13. Termination of the Plan.
The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date; or (ii) the date the Plan is approved by the Company’s stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
14. Definitions.
As used in the Plan, the following definitions apply to the capitalized terms indicated below:
(a) “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.
(b) “Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee, as applicable.

(c) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(d) “Applicable Law” means the Code and any applicable U.S. and non-U.S. securities, exchange, control, tax, federal, state, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).
(e) “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, an RSU Award, a SAR, a Performance Award or any Other Award).
(f) “Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided, including through electronic means, to a Participant along with the Grant Notice.
(g) “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.
(h) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(i) “Cause” has the meaning ascribed to such term in any written agreement between a Participant and the Company or any Affiliate of the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) the Participant’s dishonest statements or acts with respect to the Company or any Affiliate of the Company, or any current or prospective customers, suppliers, vendors or other third parties with which such entity does business; (ii) the Participant’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud, or in each case the equivalent in any relevant jurisdiction; (iii) the Participant’s failure to perform the Participant’s assigned duties and responsibilities to the reasonable satisfaction of the Company or any Affiliate of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the Participant by the Company or any Affiliate of the Company; (iv) the Participant’s gross negligence, willful misconduct or insubordination with respect to the Company or any Affiliate of the Company; or (v) the Participant’s material violation of any provision of any agreement(s) between the Participant and the Company or any Affiliate of the Company relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or any Affiliate of the Company or such Participant for any other purpose.
(j) “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;
(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the Acquiring Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the Acquiring Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or
(iv)  individuals who, on the Adoption Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.
Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) with respect to any nonqualified deferred compensation that becomes payable on account of the Change in Control, the transaction or event described in clause (i), (ii), (iii), or (iv) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.
(k) “Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(l) “Committee” means the Compensation Committee and any other committee of one or more Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.
(m) “Common Stock” means the common stock of the Company.
(n) “Company” means Vidya Therapeutics, Inc., a Delaware corporation, and any successor corporation thereto.
(o) “Compensation Committee” means the Compensation Committee of the Board.
(p) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
(q) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by Applicable Law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Company or an Affiliate, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by Applicable Law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under U.S. Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).
(r) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i) a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;
(ii) a sale or other disposition of at least 50% of the outstanding securities of the Company;
(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
Notwithstanding the foregoing or any other provision of this Plan, (A) the term Corporate Transaction shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Corporate Transaction (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Corporate Transaction or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) with respect to any nonqualified deferred compensation that becomes payable on account of the Corporate Transaction, the transaction or event described in clause (i), (ii), (iii), or (iv) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.
(s) “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.
(t) “Director” means a member of the Board.

(u) “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(v) “Effective Date” means the effective date of this Plan, which is [   ], 2027.
(w) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(x) “Employer” means the Company or the Affiliate that employs the Participant.
(y) “Entity” means a corporation, partnership, limited liability company or other entity.
(z) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(aa) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company, or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.
(bb) “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:
(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii) If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.
(iii) In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(cc) “Fully Diluted Shares” means, as of any date, all of the common stock of the Company outstanding plus all shares of common stock of the Company issuable upon conversion or exercise of outstanding securities and rights, including (without limitation) preferred stock on an as converted basis, equity awards, warrants (including pre funded warrants), and any convertible indebtedness or similar instruments, whether or not then vested or currently exercisable.
(dd) “Governmental Body” means any: (i) nation, state, commonwealth, canton, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) U.S. or non-U.S. federal, state, local, municipal, or other government; (iii) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any tax authority) or other body exercising similar powers or authority; or (iv) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).
(ee) “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.

(ff) “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(gg) “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option or SAR that may be exercised; (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.
(hh) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(ii) “Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company, or (ii) the terms of any Non-Exempt Severance Arrangement.
(jj) “Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.
(kk) “Non-Exempt Severance Arrangement” means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder)) (“Separation from Service”) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under U.S. Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.
(ll) “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.
(mm) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(nn) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(oo) “Option Agreement” means a written or electronic agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided including through electronic means, to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.
(pp) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(qq) “Other Award” means an award valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) that is not an Incentive Stock Option, Nonstatutory Stock Option, SAR, Restricted Stock Award, RSU Award or Performance Award.

(rr) “Other Award Agreement” means a written or electronic agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.
(ss) “Own,” “Owned,” “Owner,” or “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(tt) “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
(uu) “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.
(vv) “Performance Criteria” means one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; relative stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales, annual recurring revenue or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the U.S. Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; number of users, including unique users; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Board or Committee whether or not listed herein.
(ww) “Performance Goals” means, for a Performance Period, one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board may establish or provide for other adjustment items in the Award Agreement at the time the Award is granted or in such other document setting forth the Performance Goals at the time the Performance Goals are established. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Award.
(xx) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
(yy) “Plan” means this Vidya Therapeutics, Inc. 2027 Equity Incentive Plan, as amended from time to time.
(zz) “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day-to-day operations of the Plan and the Company’s other equity incentive programs.
(aaa) “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).
(bbb) “Prior Plan” means the Processa Pharmaceuticals, Inc. 2019 Omnibus Incentive Plan, as amended from time to time.
(ccc) “Prospectus” means the document containing the Plan information specified in Section 10(a) of the Securities Act.
(ddd) “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
(eee) “Restricted Stock Award Agreement” means a written or electronic agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided including by electronic means, to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
(fff) “Returning Shares” means shares subject to outstanding stock awards granted under the Prior Plan and that following the Effective Date: (A) are not issued because such stock award or any portion thereof expires or otherwise terminates without all of the shares covered by such stock award having been issued; (B) are not issued because such stock award or any portion thereof is settled in cash; (C) are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; (D) are withheld or reacquired to satisfy the exercise, strike or purchase price; or (E) are withheld or reacquired to satisfy a tax withholding obligation.
(ggg) “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
(hhh) “RSU Award Agreement” means a written or electronic agreement between the Company and a holder of an RSU Award evidencing the terms and conditions of an RSU Award grant. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided including by electronic means, to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.
(iii) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(jjj) “Rule 405” means Rule 405 promulgated under the Securities Act.

(kkk) “SAR Agreement” means a written or electronic agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.
(lll) “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.
(mmm) “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and U.S. Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).
(nnn) “Securities Act” means the U.S. Securities Act of 1933, as amended.
(ooo) “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).
(ppp) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.
(qqq) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
(rrr) “Tax-Related Items” means any income tax, social insurance, payroll tax, fringe benefit tax, payment on account or other tax-related items arising out of or in relation to a Participant’s participation in the Plan and legally applicable or deemed applicable to the Participant.
(sss) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.
(ttt) “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.
(uuu) “Unvested Non-Exempt Award” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Corporate Transaction.
(vvv) “Vested Non-Exempt Award” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Corporate Transaction.

Annex C
VIDYA THERAPEUTICS, INC.
2027 Employee Stock Purchase Plan
Adopted by the Board of Directors: September 30, 2026
Approved by the Stockholders: [  ]
1. General; Purpose.
(a) The Plan provides a means by which Eligible Employees of the Company and certain Designated Companies may be given an opportunity to purchase shares of Common Stock. The Plan permits the Company to grant a series of Purchase Rights to Eligible Employees under an Employee Stock Purchase Plan. In addition, the Plan permits the Company to grant a series of Purchase Rights to Eligible Employees that do not meet the requirements of an Employee Stock Purchase Plan.
(b) The Plan includes two components: a 423 Component and a Non-423 Component. The Company intends (but makes no undertaking or representation to maintain) the 423 Component to qualify as an Employee Stock Purchase Plan. The provisions of the 423 Component, accordingly, will be construed in a manner that is consistent with the requirements of Section 423 of the Code. In addition, this Plan authorizes grants of Purchase Rights under the Non-423 Component that do not meet the requirements of an Employee Stock Purchase Plan. Except as otherwise provided in the Plan or determined by the Board, the Non-423 Component will operate and be administered in the same manner as the 423 Component. In addition, the Company may make separate Offerings which vary in terms (provided that such terms are not inconsistent with the provisions of the Plan or the requirements of an Employee Stock Purchase Plan to the extent the Offering is made under the 423 Component), and the Company will designate which Designated Company is participating in each separate Offering.
(c) The Company, by means of the Plan, seeks to retain the services of Eligible Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations.
2. Administration.
(a) The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).
(b) The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i) To determine how and when Purchase Rights will be granted and the provisions of each Offering (which need not be identical).
(ii) To designate from time to time (A) which Related Corporations will be eligible to participate in the Plan as Designated 423 Companies, (B) which Related Corporations or Affiliates will be eligible to participate in the Plan as Designated Non-423 Companies, (C) which Affiliates or Related Corporations may be excluded from participation in the Plan, and (D) which Designated Companies will participate in each separate Offering (to the extent that the Company makes separate Offerings).
(iii) To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it deems necessary or expedient to make the Plan fully effective.
(iv) To settle all controversies regarding the Plan and Purchase Rights granted under the Plan.
(v) To suspend or terminate the Plan at any time as provided in Section 11(b).
(vi) To amend the Plan at any time as provided in Section 11(b).
(vii) Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company, its Related Corporations and Affiliates, and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan with respect to the 423 Component.

(viii) To adopt such rules, procedures and sub-plans as are necessary or appropriate to permit or facilitate participation in the Plan by Employees who are non-U.S. nationals or employed or located outside the United States. Without limiting the generality of, and consistent with, the foregoing, the Board specifically is authorized to adopt rules, procedures, and sub-plans regarding, without limitation, eligibility to participate in the Plan, the definition of eligible “earnings,” handling and making of Contributions, establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of share issuances, any of which may vary according to applicable requirements, and which, if applicable to a Designated Non-423 Company, do not have to comply with the requirements of Section 423 of the Code.
(c) The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan and any applicable Offering Document to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Further, to the extent not prohibited by Applicable Law, the Board or Committee may, from time to time, delegate some or all of its authority under the Plan to one or more officers of the Company or other persons or groups of persons as it deems necessary, appropriate or advisable under conditions or limitations that it may set at or after the time of the delegation. The Board may retain the authority to concurrently administer the Plan with the Committee (or its delegate) and may, at any time, revest in the Board some or all of the powers previously delegated. Whether or not the Board has delegated administration of the Plan to a Committee (or a delegate of the Committee), the Board will have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.
(d) All determinations, interpretations and constructions made by the Board will not be subject to review by any person and will be final, binding and conclusive on all persons.
3. Shares of Common Stock Subject to the Plan.
(a) Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the maximum number of shares of Common Stock that may be issued under the Plan will not exceed 3,122,487 shares of Common Stock, plus the number of shares of Common Stock that are automatically added on January 1st of each year for a period of up to ten years, commencing on January 1, 2028 and ending on (and including) January 1, 2037, in an amount equal to the lesser of (x) one percent (1%) of the total number of Fully Diluted Shares on December 31st of the preceding calendar year, and (y) 9,367,461 shares of Common Stock. Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year to provide that there will be no January 1st increase in the share reserve for such calendar year or that the increase in the share reserve for such calendar year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence. Up to the maximum number of shares of Common Stock reserved under this Section 3(a) may be used to satisfy purchases of Common Stock under the 423 Component and any remaining portion of such maximum number of shares may be used to satisfy purchases of Common Stock under the Non-423 Component.
(b) If any Purchase Right granted under the Plan terminates without having been exercised in full, the shares of Common Stock not purchased under such Purchase Right will again become available for issuance under the Plan.
(c) The stock purchasable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.
4. Grant of Purchase Rights; Offering.
(a) The Board may from time to time grant or provide for the grant of Purchase Rights to Eligible Employees under an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board. Each Offering will be in such form and will contain such terms and conditions as the Board will deem appropriate, and with respect to the 423 Component, will comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights will have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate

Offerings need not be identical, but each Offering will include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering will be effective, which period will not exceed 27 months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 7(f), inclusive.
(b) If a Participant has more than one Purchase Right outstanding under the Plan, unless such Participant otherwise indicates in forms delivered to the Company or a third party designated by the Company (each, a “Company Designee”): (i) each form will apply to all of such Participant’s Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) will be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if different Purchase Rights have identical exercise prices) will be exercised.
(c) The Board will have the discretion to structure an Offering so that if the Fair Market Value of a share of Common Stock on the first Trading Day of a new Purchase Period within that Offering is less than or equal to the Fair Market Value of a share of Common Stock on the Offering Date for that Offering, then (i) that Offering will terminate immediately as of that first Trading Day, and (ii) the Participants in such terminated Offering will be automatically enrolled in a new Offering beginning on the first Trading Day of such new Purchase Period.
5. Eligibility.
(a) Purchase Rights may be granted only to Employees of the Company or, as the Board may designate in accordance with Section 2(b), to Employees of a Related Corporation or an Affiliate. Except as provided in Section 5(b) or as required by Applicable Law, an Employee will not be eligible to be granted Purchase Rights unless, on the Offering Date, the Employee has been in the employ of the Company, the Related Corporation or the Affiliate, as the case may be, for such continuous period preceding such Offering Date as the Board may (unless prohibited by Applicable Law) require, but in no event will the required period of continuous employment be equal to or greater than two years. In addition, the Board may provide (unless prohibited by Applicable Law) that no Employee will be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee’s customary employment with the Company, the Related Corporation or the Affiliate is more than 20 hours per week and more than five months per calendar year or such other criteria as the Board may determine consistent with Section 423 of the Code with respect to the 423 Component. The Board may also exclude (unless prohibited by Applicable Law) from participation in the Plan or any Offering Employees who are “highly compensated employees” (within the meaning of Section 423(b)(4)(D) of the Code) of the Company, a Related Corporation or an Affiliate, or a subset of such highly compensated employees.
(b) The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right will thereafter be deemed to be a part of that Offering. Such Purchase Right will have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:
(i) the date on which such Purchase Right is granted will be the “Offering Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;
(ii) the period of the Offering with respect to such Purchase Right will begin on its Offering Date and end coincident with the end of such Offering; and
(iii) the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, the individual will not receive any Purchase Right under that Offering.
(c) No Employee will be eligible for the grant of any Purchase Rights under the 423 Component if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this Section 5(c), the rules of Section 424(d) of the Code will apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding Purchase Rights and options will be treated as stock owned by such Employee.
(d) As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights under the 423 Component only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee’s rights to purchase stock of the Company or any Related Corporation to accrue at a rate which, when aggregated, exceeds

U.S. $25,000 of Fair Market Value of such stock (determined at the time such rights are granted, and which, with respect to the Plan, will be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.
(e) Officers of the Company and any Designated Company, if they are otherwise Eligible Employees, will be eligible to participate in Offerings under the Plan. Notwithstanding the foregoing, the Board may (unless prohibited by Applicable Law) provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code will not be eligible to participate.
(f) Notwithstanding anything in this Section 5 to the contrary, in the case of an Offering under the Non-423 Component, an Eligible Employee (or group of Eligible Employees) may be excluded from participation in the Plan or an Offering if the Board has determined, in its sole discretion, that participation of such Eligible Employee(s) is not advisable or practical for any reason.
6. Purchase Rights; Purchase Price.
(a) On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, will be granted a Purchase Right to purchase up to that number of shares of Common Stock purchasable either with a percentage of earnings (as such concept is defined in the Offering Document) or with a maximum dollar amount, but in either case as so specified by the Board in the Offering Document, during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date will be no later than the end of the Offering.
(b) The Board will establish one or more Purchase Dates during an Offering on which Purchase Rights granted for that Offering will be exercised and shares of Common Stock will be purchased in accordance with such Offering.
(c) In connection with each Offering made under the Plan, the Board may specify (i) a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering, (ii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering and/or (iii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any Purchase Date under the Offering. If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata (based on each Participant’s accumulated Contributions) allocation of the shares of Common Stock (rounded down to the nearest whole share) available will be made in as nearly a uniform manner as will be practicable and equitable.
(d) The purchase price of shares of Common Stock acquired pursuant to Purchase Rights will be specified by the Board prior to commencement of an Offering and will not be less than the lesser of:
(i) an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the Offering Date; or
(ii) an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.
7. Participation; Withdrawal; Termination.
(a) An Eligible Employee may elect to participate in an Offering and authorize payroll deductions as the means of making Contributions by completing and delivering to the Company or a Company Designee, within the time specified in the Offering, an enrollment form provided by the Company or a Company Designee. The enrollment form will specify the amount of Contributions not to exceed the maximum amount specified by the Board. Each Participant’s Contributions will be credited to a bookkeeping account for such Participant under the Plan and will be deposited with the general funds of the Company except where Applicable Law requires that Contributions be held separately or deposited with a third party. If permitted in the Offering, a Participant may begin such Contributions with the first practicable payroll occurring on or after the Offering Date (or, in the case of a payroll date that occurs after the end of the prior Offering but before the Offering Date of the next new Offering, Contributions from such payroll will be included in the new Offering). If permitted in the Offering, a Participant may thereafter reduce (including to zero) or increase such Participant’s Contributions. If payroll deductions are impermissible or problematic under Applicable Law or if specifically provided in the Offering and to the extent permitted by Section 423 of the Code with respect to the 423 Component, in addition to or instead of making Contributions by payroll deductions, a Participant may make Contributions through payment by cash, check or wire transfer prior to a Purchase Date.

(b) During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company or a Company Designee a withdrawal form provided by the Company or a Company Designee. The Company may impose a deadline before a Purchase Date for withdrawing. Upon such withdrawal, such Participant’s Purchase Right in that Offering will immediately terminate and the Company will distribute as soon as practicable to such Participant all of such Participant’s accumulated but unused Contributions and such Participant’s Purchase Right in that Offering shall thereupon terminate. A Participant’s withdrawal from that Offering will have no effect upon such Participant’s eligibility to participate in any other Offerings under the Plan, but such Participant will be required to deliver a new enrollment form to participate in subsequent Offerings.
(c) Purchase Rights granted pursuant to any Offering under the Plan will terminate immediately if the Participant either (i) is no longer an Employee for any reason or for no reason or (ii) is otherwise no longer eligible to participate. The Company will distribute as soon as practicable to such individual all of such individual’s accumulated but unused Contributions.
(d) Unless otherwise determined by the Board, a Participant whose employment transfers or whose employment terminates with an immediate rehire (with no break in service) by or between the Company and a Designated Company or between Designated Companies will not be treated as having terminated employment for purposes of participating in the Plan or an Offering; however, if a Participant transfers from an Offering under the 423 Component to an Offering under the Non-423 Component, the exercise of the Participant’s Purchase Right will be qualified under the 423 Component only to the extent such exercise complies with Section 423 of the Code. If a Participant transfers from an Offering under the Non-423 Component to an Offering under the 423 Component, the exercise of the Purchase Right will remain non-qualified under the Non-423 Component for the remainder of the Offering. The Board may establish different and additional rules governing transfers between separate Offerings within the 423 Component and between Offerings under the 423 Component and Offerings under the Non-423 Component.
(e) During a Participant’s lifetime, Purchase Rights will be exercisable only by such Participant. Purchase Rights are not transferable by a Participant, except by will, by the laws of descent and distribution, or, if permitted by the Company and valid under Applicable Law, by a beneficiary designation as described in Section 0.
(f) Unless otherwise specified in the Offering or required by Applicable Law, the Company will have no obligation to pay interest on Contributions.
8. Exercise of Purchase Rights.
(a) On each Purchase Date, each Participant’s accumulated Contributions will be applied to the purchase of shares of Common Stock, up to the maximum number of shares of Common Stock permitted by the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares will be issued unless specifically provided for in the Offering.
(b) Unless otherwise provided in the Offering, if any amount of accumulated Contributions remains in a Participant’s account after the purchase of shares of Common Stock and such remaining amount is less than the amount required to purchase one share of Common Stock on the final Purchase Date of an Offering, then such remaining amount will be held in such Participant’s account for the purchase of shares of Common Stock under the next Offering under the Plan, unless such Participant withdraws from or is not eligible to participate in such next Offering, in which case such amount will be distributed to such Participant after the final Purchase Date without interest (unless the payment of interest is otherwise required by Applicable Law). If the amount of Contributions remaining in a Participant’s account after the purchase of shares of Common Stock is at least equal to the amount required to purchase one (1) whole share of Common Stock on the final Purchase Date of an Offering, then such remaining amount will be distributed in full to such Participant after the final Purchase Date of such Offering without interest (unless otherwise required by Applicable Law).
(c) No Purchase Rights may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable U.S. and non-U.S. federal, state and other securities, exchange control and other laws applicable to the Plan. If on a Purchase Date the shares of Common Stock are not so registered or the Plan is not in such compliance, no Purchase Rights will be exercised on such Purchase Date, and, subject to Section 423 of the Code with respect to the 423 Component, the Purchase Date will be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in material compliance, except that the Purchase Date will in no event be more than 27 months from the Offering Date. If, on the Purchase Date, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in material compliance with all

Applicable Laws, as determined by the Company in its sole discretion, no Purchase Rights will be exercised and all accumulated but unused Contributions will be distributed to the Participants without interest (unless the payment of interest is otherwise required by Applicable Law).
9. Covenants of the Company.
The Company will seek to obtain from each U.S. and non-U.S. federal, state or other regulatory commission, agency or other Governmental Body having jurisdiction over the Plan such authority as may be required to grant Purchase Rights and issue and sell shares of Common Stock thereunder unless the Company determines, in its sole discretion, that doing so is not practical or would cause the Company to incur costs that are unreasonable. If, after commercially reasonable efforts, the Company is unable to obtain the authority that counsel for the Company deems necessary for the grant of Purchase Rights or the lawful issuance and sale of Common Stock under the Plan, and at a commercially reasonable cost, the Company will be relieved from any liability for failure to grant Purchase Rights and/or to issue and sell Common Stock upon exercise of such Purchase Rights.
10. Designation of Beneficiary.
(a) The Company may, but is not obligated to, permit a Participant to submit a form designating a beneficiary who will receive any shares of Common Stock and/or Contributions from the Participant’s account under the Plan if the Participant dies before such shares and/or Contributions are delivered to the Participant. The Company may, but is not obligated to, permit the Participant to change such designation of beneficiary. Any such designation and/or change must be on a form approved by the Company.
(b) If a Participant dies, and in the absence of a valid beneficiary designation, the Company will deliver any shares of Common Stock and/or Contributions to the executor or administrator of the estate of the Participant. If no executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or Contributions, without interest (unless the payment of interest is otherwise required by Applicable Law), to the Participant’s spouse, dependents or relatives, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
11. Adjustments upon Changes in Common Stock; Corporate Transactions.
(a) In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities by which the share reserve is to increase automatically each year pursuant to Section 3(a), (iii) the class(es) and number of securities subject to, and the purchase price applicable to outstanding Offerings and Purchase Rights, and (iv) the class(es) and number of securities that are the subject of the purchase limits under each ongoing Offering. The Board will make these adjustments, and its determination will be final, binding and conclusive.
(b) In the event of a Corporate Transaction, then: (i) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue outstanding Purchase Rights or may substitute similar rights (including a right to acquire the same consideration paid to the stockholders in the Corporate Transaction) for outstanding Purchase Rights, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such Purchase Rights or does not substitute similar rights for such Purchase Rights, then the Participants’ accumulated Contributions will be used to purchase shares of Common Stock (rounded down to the nearest whole share) within ten business days (or such other period specified by the Board) prior to the Corporate Transaction under the outstanding Purchase Rights, and the Purchase Rights will terminate immediately after such purchase.
12. Amendment, Termination or Suspension of the Plan.
(a) The Board may amend the Plan at any time in any respect the Board deems necessary or advisable. However, except as provided in Section 11(a) relating to Capitalization Adjustments, stockholder approval will be required for any amendment of the Plan for which stockholder approval is required by Applicable Law.
(b) The Board may suspend or terminate the Plan at any time. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

(c) Any benefits, privileges, entitlements and obligations under any outstanding Purchase Rights granted before an amendment, suspension or termination of the Plan will not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to facilitate compliance with any laws, listing requirements, or governmental regulations (including, without limitation, the provisions of Section 423 of the Code and the regulations and other interpretive guidance issued thereunder relating to Employee Stock Purchase Plans) including without limitation any such regulations or other guidance that may be issued or amended after the date the Plan is adopted by the Board, or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment. To be clear, the Board may amend outstanding Purchase Rights without a Participant’s consent if such amendment is necessary to ensure that the Purchase Right and/or the Plan complies with the requirements of Section 423 of the Code with respect to the 423 Component or with respect to other Applicable Laws. Notwithstanding anything in the Plan or any Offering Document to the contrary, the Board will be entitled to: (i) establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars; (ii) permit Contributions in excess of the amount designated by a Participant in order to adjust for mistakes in the Company’s processing of properly completed Contribution elections; (iii) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Contributions; (iv) amend any outstanding Purchase Rights or clarify any ambiguities regarding the terms of any Offering to enable the Purchase Rights to qualify under and/or comply with Section 423 of the Code with respect to the 423 Component; and (v) establish other limitations or procedures as the Board determines in its sole discretion advisable that are consistent with the Plan. The actions of the Board pursuant to this paragraph will not be considered to alter or impair any Purchase Rights granted under an Offering as they are part of the initial terms of each Offering and the Purchase Rights granted under each Offering.
13. Tax Qualification; Tax Withholding.
(a) Although the Company may endeavor to (i) qualify a Purchase Right for special tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain special or to avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan. The Company will be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants.
(b) Each Participant will make arrangements, satisfactory to the Company and any applicable Related Corporation or Affiliate, to enable the Company, the Related Corporation or the Affiliate to fulfill any withholding obligation for Tax-Related Items. Without limitation to the foregoing, in the Company’s sole discretion and subject to Applicable Law, such withholding obligation may be satisfied in whole or in part by (i) withholding from the Participant’s salary or any other cash payment due to the Participant from the Company, a Related Corporation or an Affiliate; (ii) withholding from the proceeds of the sale of shares of Common Stock acquired under the Plan, either through a voluntary sale or a mandatory sale arranged by the Company; or (iii) any other method deemed acceptable by the Board. The Company shall not be required to issue any shares of Common Stock under the Plan until such obligations are satisfied.
(c) The 423 Component is exempt from the application of Section 409A of the Code, and any ambiguities herein shall be interpreted to so be exempt from Section 409A of the Code. The Non-423 Component is intended to be exempt from the application of Section 409A of the Code under the short-term deferral exception and any ambiguities shall be construed and interpreted in accordance with such intent. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Committee determines that an option granted under the Plan may be subject to Section 409A of the Code or that any provision in the Plan would cause an option under the Plan to be subject to Section 409A, the Committee may amend the terms of the Plan and/or of an outstanding option granted under the Plan, or take such other action the Committee determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding option or future option that may be granted under the Plan from or to allow any such options to comply with Section 409A of the Code, but only to the extent any such amendments or action by the Committee would not violate Section 409A of the Code. Notwithstanding the foregoing, the Company shall have no liability to a Participant or any other party if the option under the Plan that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee with respect thereto.

14. Effective Date of Plan.
The Plan will become effective immediately prior to and contingent upon the Effective Date. No Purchase Rights will be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval must be within 12 months before or after the date the Plan is adopted (or if required under Section 12(a) above, materially amended) by the Board.
15. Miscellaneous Provisions.
(a) Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights will constitute general funds of the Company.
(b) A Participant will not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights unless and until the Participant’s shares of Common Stock acquired upon exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).
(c) The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering will in any way alter the at will nature of a Participant’s employment or amend a Participant’s employment or service contract, as applicable, or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ or service of the Company, a Related Corporation or an Affiliate, or on the part of the Company, a Related Corporation or an Affiliate to continue the employment or service of a Participant.
(d) The provisions of the Plan will be governed by the laws of the State of Delaware without resort to that state’s conflict of laws rules.
(e) If any particular provision of the Plan is found to be invalid or otherwise unenforceable, such provision will not affect the other provisions of the Plan, but the Plan will be construed in all respects as if such invalid provision were omitted.
(f) If any provision of the Plan does not comply with Applicable Law, such provision shall be construed in such a manner as to comply with Applicable Law.
16. Definitions.
As used in the Plan, the following definitions will apply to the capitalized terms indicated below:
(a) “423 Component” means the part of the Plan, which excludes the Non-423 Component, pursuant to which Purchase Rights that satisfy the requirements for an Employee Stock Purchase Plan may be granted to Eligible Employees.
(b) “Affiliate” means any entity, other than a Related Corporation, whether now or subsequently established, which is at the time of determination, a “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(c) “Applicable Law” means the Code and any applicable U.S. and non-U.S. securities, exchange control, tax, federal, state, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (or under the authority of the New York Stock Exchange, Nasdaq Stock Market or the Financial Industry Regulatory Authority).
(d) ‘Board” means the Board of Directors of the Company.
(e) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Purchase Right after the date the Plan is adopted by the Board without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(f) “Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(g) “Committee” means a committee of one or more members of the Board to whom authority has been delegated by the Board in accordance with Section 2(c).
(h) “Common Stock” means the common stock of the Company.
(i) “Company” means Vidya Therapeutics, Inc., a Delaware corporation.
(j) “Contributions” means the payroll deductions, contributions made by Participants in case payroll deductions are impermissible or problematic under Applicable Law and other additional payments specifically provided for in the Offering that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into the Participant’s account if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions or other contributions and, with respect to the 423 Component, to the extent permitted by Section 423.
(k) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its subsidiaries;
(ii) a sale or other disposition of more than 50% of the outstanding securities of the Company;
(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
(l) “Designated 423 Company” means any Related Corporation selected by the Board as participating in the 423 Component.
(m) “Designated Company” means any Designated Non-423 Company or Designated 423 Company, provided, however, that at any given time, a Related Corporation participating in the 423 Component shall not be a Related Corporation participating in the Non-423 Component.
(n) “Designated Non-423 Company” means any Related Corporation or Affiliate selected by the Board as participating in the Non-423 Component.
(o) “Director” means a member of the Board.
(p) “Effective Date” means the effective date of this Plan, which is [   ], 2027.
(q) “Eligible Employee” means an Employee who meets the requirements set forth in the document(s) governing the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.
(r) “Employee” means any person, including an Officer or Director, who is “employed” for purposes of Section 423(b)(4) of the Code by the Company or a Related Corporation or solely with respect to the Non-423 Component, an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(s) “Employee Stock Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.
(t) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

(u) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in such source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing sales price on the last preceding date for which such quotation exists.
(ii) In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith in compliance with Applicable Laws and regulations and, to the extent applicable as determined in the sole discretion of the Board, in a manner that complies with Sections 409A of the Code.
(v) “Fully Diluted Shares” means, as of any date, all of the common stock of the Company outstanding plus all shares of common stock of the Company issuable upon conversion or exercise of outstanding securities and rights, including (without limitation) preferred stock on an as-converted basis, equity awards, warrants (including pre-funded warrants), and any convertible indebtedness or similar instruments, whether or not then vested or currently exercisable.
(w) “Governmental Body” means any: (i) nation, state, commonwealth, canton, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) U.S. or non-U.S. federal, state, local, municipal or other government; (iii) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or entity and any court or other tribunal, and for the avoidance of doubt, any tax authority) or other body exercising similar powers or authority; or (iv) self-regulatory organization (including the New York Stock Exchange, the Nasdaq Stock Market and the Financial Industry Regulatory Authority).
(x) “Non-423 Component” means the part of the Plan, which excludes the 423 Component, pursuant to which Purchase Rights that are not intended to satisfy the requirements for an Employee Stock Purchase Plan may be granted to Eligible Employees.
(y) “Offering” means the grant to Eligible Employees of Purchase Rights, with the exercise of those Purchase Rights automatically occurring at the end of one or more Purchase Periods. The terms and conditions of an Offering will generally be set forth in the “Offering Document” approved by the Board for that Offering.
(z) “Offering Date” means a date selected by the Board for an Offering to commence.
(aa) “Officer” means a person who is an officer of the Company or a Related Corporation within the meaning of Section 16 of the Exchange Act.
(bb) “Participant” means an Eligible Employee who holds an outstanding Purchase Right.
(cc) “Plan” means this Vidya Therapeutics, Inc. 2027 Employee Stock Purchase Plan, as amended from time to time, including both the 423 Component and the Non-423 Component.
(dd) “Purchase Date” means one or more dates during an Offering selected by the Board on which Purchase Rights will be exercised and on which purchases of shares of Common Stock will be carried out in accordance with such Offering.
(ee) “Purchase Period” means a period of time specified within an Offering, generally beginning on the Offering Date or on the first Trading Day following a Purchase Date, and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.
(ff) “Purchase Right” means an option to purchase shares of Common Stock granted pursuant to the Plan.
(gg) “Related Corporation” means any “parent corporation” or “subsidiary corporation” of the Company whether now or subsequently established, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.
(hh) “Securities Act” means the U.S. Securities Act of 1933, as amended.

(ii) “Tax-Related Items” means any income tax, social insurance, payroll tax, fringe benefit tax, payment on account or other tax-related items arising out of or in relation to a Participant’s participation in the Plan, including, but not limited to, the exercise of a Purchase Right and the receipt of shares of Common Stock or the sale or other disposition of shares of Common Stock acquired under the Plan.
(jj) “Trading Day” means any day on which the exchange(s) or market(s) on which shares of Common Stock are listed, including but not limited to the New York Stock Exchange, Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or any successors thereto, is open for trading.

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T04620-[TBD]

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PROCESSA PHARMACEUTICALS, INC.

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T04621-[TBD]

Processa Pharmaceuticals, Inc.
Special Meeting of Stockholders
[________] [________]

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